SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No. )

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Advantus Series Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ADVANTUS SERIES FUND, INC.

Bond Portfolio
Index 400 Mid-Cap Portfolio
Index 500 Portfolio
International Bond Portfolio
Money Market Portfolio
Mortgage Securities Portfolio
Real Estate Securities Portfolio

400 Robert Street North
St. Paul, Minnesota 55101-2098
September 8, 2011

Dear Contract Owner:

     On October 21, 2011, a Special Meeting of Shareholders of the portfolios listed above (each, a “Fund”, and collectively, the “Funds”) will be held at the offices of Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101-2098, at 10:00 a.m., Central Time (the “Meeting”). The purpose of the Meeting is to ask shareholders to consider the following proposals:

1.	To approve the election of directors of Advantus Series Fund, Inc. (the “Company”);

2.	To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), pursuant to which each Fund would be reorganized as separate series of Securian Funds Trust, a newly-formed Delaware statutory trust (the “Trust”), and pursuant to which the Funds and the Company will be liquidated and dissolved (the “Reorganization”); and

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

     Each Fund is a series of the Company, which is an underlying investment vehicle used by variable annuity contracts and variable life insurance policies. As the owner of such a variable annuity contract or variable life insurance policy (a “Contract Owner”), you have contractual rights with respect to the performance of one or more of the Funds and are eligible to provide instructions on how to vote on these proposals.

     The Contract Owners of the Funds are being asked to approve the Reorganization Agreement, which will change the state and form of the organization of the Company from a Minnesota corporation to a newly-formed Delaware statutory trust. The Company is proposing the Reorganization to take advantage of greater flexibility afforded by the Delaware Statutory Trust Act (the “DSTA”). If approved, each Fund would be reorganized into a corresponding new series of the Securian Funds Trust. It is intended that the consummation of the Reorganization and the form of the Company as a newly-formed Delaware statutory trust after the consummation of the Reorganization will not result in any adverse federal income tax consequences for the Contract Owners.

     The Board of Directors of the Company (referred to as the “Board”) unanimously recommends that Contract Owners of each Fund vote FOR the proposed Reorganization Agreement. The Board also recommends that Contract Owners of each Fund vote FOR each of the director nominees.

     Detailed information about each of the proposals is contained in the enclosed materials. Please exercise your right to provide voting instructions by completing and signing the enclosed voting instruction form. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that your voting instructions be received no later than 10:00 a.m., Central Time, on October 21, 2011.

     Whether or not you plan to attend the Meeting, please complete, sign and return your voting instruction form in the envelope provided so that your vote may be counted. If you attend the Meeting, you may, if you wish, withdraw any voting instructions previously given and provide voting instructions in person. If you are a Contract Owner with respect to more than one Fund, you may receive more than one voting instruction form and will need to provide voting instructions for each Fund. Please read the entire proxy statement carefully before you provide voting instructions.

     Thank you for your prompt attention and participation. If you have any questions after considering the enclosed materials, please call 1-800-995-3850.

Sincerely,

David M. Kuplic
President
Advantus Series Fund, Inc.

ADVANTUS SERIES FUND, INC.

400 Robert Street North
St. Paul, Minnesota 55101-2098

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held October 21, 2011

To the Contract Owners:

     Advantus Series Fund, Inc., a Minnesota corporation (the “Company”), on behalf of each of its series will hold a special meeting of its shareholders on October 21, 2011, at the offices of Advantus Capital Management, Inc., 400 Robert Street North, St. Paul, Minnesota 55101-2098, at 10:00 a.m., Central Time (the “Meeting”) for the following purposes:

     1. To approve the election of directors of the Company;

     2. To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), pursuant to which each series of the Company – Bond Portfolio, Index 400 Mid-Cap Portfolio, Index 500 Portfolio, International Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, and Real Estate Securities Portfolio (each, a “Fund”, and collectively, the “Funds”) would be reorganized as separate series of Securian Funds Trust, a newly-formed Delaware statutory trust (the “Trust”), and pursuant to which the Funds and the Company will be liquidated and dissolved (the “Reorganization”); and

     3. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

     The Funds issue and sell shares to certain separate accounts of Minnesota Life Insurance Company, a Minnesota corporation, and separate accounts of Securian Life Insurance Company, an affiliated insurance company (collectively, “Minnesota Life Companies”). The separate accounts hold shares of mutual funds, including one or more of the Funds, which serve as a funding vehicle for benefits under variable annuity contracts or variable life insurance policies issued by Minnesota Life Companies. As the owners of the assets held in the separate accounts, Minnesota Life Companies are the sole shareholders of each of the Funds and are entitled to vote all of the shares of each of the Funds. However, Minnesota Life Companies will vote outstanding shares of each Fund in accordance with instructions given by the owners of variable annuity contracts or variable life insurance policies for which such Fund serves as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts or variable life insurance policies who, by virtue of their ownership of the contracts and policies, have contractual rights with respect to the performance of a Fund on the record date (the “Contract Owners”), so that they may instruct Minnesota Life Companies how to vote the shares of the Funds underlying their contracts.

     As a Contract Owner, you are entitled to provide voting instructions at the Meeting and any adjournment(s) or postponement(s) thereof if you indirectly participated in any Fund listed above at the close of business on the record date, which is August 23, 2011.

     Under Minnesota law, shareholders who do not wish to accept the Reorganization with respect to the Fund in which they own shares (as described in Proposal 2) have a right to dissent and to receive the fair value of their shares. The provisions under Minnesota law addressing the rights of dissenters and the procedures to assert such rights have been attached as Exhibit A to the enclosed proxy statement. To exercise such rights, a shareholder must file with the Fund before the vote a written notice to demand fair value of shares and must not vote the shares in favor of the proposal. However, the Securities and Exchange Commission has stated that federal law supersedes the use of state appraisal procedures.

September 8, 2011

By Order of the Board of Directors,

Michael J. Radmer
Secretary

ADVANTUS SERIES FUND, INC.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
To Be Held On October 21, 2011

     This Proxy Statement is being furnished to owners of variable annuity contracts or variable life insurance policies who, by virtue of their ownership of the contracts and policies, indirectly participate in a Fund (as defined below) (the “Contract Owners”) in connection with the solicitation of voting instruction forms by the Board of Directors (the “Board” or “Directors”) of Advantus Series Fund, Inc., a Minnesota corporation (the “Company”), on behalf of each of its series named below, to be voted at a Special Meeting of Shareholders to be held on October 21, 2011, at the offices of Advantus Capital Management, Inc. (“Advantus Capital”), 400 Robert Street North, St. Paul, Minnesota 55101-2098, at 10:00 a.m., Central Time (the “Meeting”), for the purposes set forth below and described in greater detail in this Proxy Statement. The date of the first mailing of voting instruction forms and this Proxy Statement to Contract Owners will be on or about September 8, 2011. Only Contract Owners who indirectly participated in any Fund at the close of business on August 23, 2011 (the “Record Date”) are entitled to provide voting instructions.

     The following Proposals will be considered and acted upon at the Meeting:

Fund(s)
	Proposal	Affected
1.	To approve the election of Directors of the Company;	All Funds

2.	To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), pursuant to which each series of the Company – Bond Portfolio, Index 400 Mid-Cap Portfolio, Index 500 Portfolio, International Bond Portfolio, Money Market Portfolio, Mortgage Securities Portfolio, and Real Estate Securities Portfolio (each, a “Fund”, and collectively, the “Funds”) would be reorganized as separate series of Securian Funds Trust, a newly-formed Delaware statutory trust (the “Trust”), and pursuant to which the Funds and the Company will be liquidated and dissolved (the “Reorganization”); and	All Funds

3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.	All Funds

Other Business

     The Board of Directors of the Company knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, voting instruction forms that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the Minnesota Life Companies (as defined below).

General Information

     The Funds issue and sell shares to certain separate accounts of Minnesota Life Insurance Company, a Minnesota corporation (“Minnesota Life”), and separate accounts of Securian Life Insurance Company, an affiliated insurance company (collectively, “Minnesota Life Companies”). Advantus Capital acts as the investment adviser to each of the Funds. Securian Financial Services, Inc. (“Securian”) acts as the distributor of the Company’s shares. Minnesota Life provides accounting oversight, financial reporting, legal and other administrative services to the Funds. State Street Bank and Trust Company (“State Street”) provides daily accounting and investment administration services to the Funds. The address of each of Advantus Capital, Securian and Minnesota Life is 400 Robert Street North, St. Paul, Minnesota 55101. The address of State Street is 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

     This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying voting instruction cards. Supplementary solicitations may be made by mail or telephone by representatives of Advantus Capital. The Minnesota Life Companies have agreed to bear the costs of the Reorganization. The cost of preparing, printing and mailing the Proxy Statements and soliciting and tabulating voting instructions will be paid 50% by the Minnesota Life Companies and 50% by the Funds. The Funds’ portion will be allocated to each Fund on the basis of their respective net asset values.

     Please be sure to read the entire proxy statement before providing your voting instructions. This proxy statement and voting instruction forms were first mailed to Contract Owners on or about September 8, 2011.

     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 21, 2011. This Proxy Statement, the Company’s most recent annual and semi-annual reports, the Prior Advisory Agreement (as defined below), the Prior Sub-Advisory Agreement (as defined below), the Audit Committee Charter (as defined below), the Governance Committee Charter (as defined below) and the Restated Rule 12b-1 Distribution (as defined below) Plan are available on the internet at http://www.AdvantusSeriesFund.com, by selecting the tab labeled “Advantus Series Fund documents.” You may call 1-800-995-3850 for information on how to obtain directions to be able to attend the Meeting and vote in person.

PROPOSAL 1 – ALL FUNDS
ELECTION OF THE DIRECTORS

Background

     Shareholders are being asked to elect the nominees listed below (“Nominees”) to the Board of Directors of the Company, and to thereby set the number of Directors at four. The Bylaws of the Company provide that the shareholders have the power to set the number of Directors (subject to the authority of the Board of Directors to increase or decrease the number as permitted by law). Two of the current Directors, Linda L. Henderson and William C. Melton, are being submitted for election by the shareholders at the Meeting. Dorothy J. Bridges retired from the Board on July 29, 2011, in order to take a position with the Minneapolis Federal Reserve Bank as the Senior Vice President of Community Development and Outreach. One non-incumbent Nominee, Julie K. Getchell, has been nominated to fill the vacancy left by Ms. Bridges, and an additional nominee, Gregory S. Strong, has been nominated to increase the size of the Board from three members to four.

     Currently, Linda L. Henderson and William C. Melton are not “interested persons” of the Company as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), because each is not an interested person of the Company, has never served as an employee or officer of Advantus Capital or of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company (“Minnesota Life”), and does not have a financial interest in Advantus Capital, Minnesota Life or their affiliates. Accordingly, these two individuals are referred to as “Independent Directors.” If elected, Julie K. Getchell will also be an Independent Director for the same reasons. If elected, Gregory S. Strong will be deemed to be an “Interested Director.” Each Director will serve until the next regular meeting of shareholders next held after his or her election and his or her successor shall have been elected and shall qualify, or until the Director shall resign, or shall have been removed as provided in the Company’s Bylaws. Proxies cannot be voted for a greater number of persons than the number of nominees.

Information about the Nominees

     Information about the Nominees, including their business addresses, ages and principal occupations during the past five years is set forth in the table below. All Nominees have consented to serve if elected:

Number of
Portfolios in
Company
	Position(s)			Complex
	Held or to			Overseen by	Other
	be Held			Director or	Directorships3
Name, Address1	with	Term of Office2	Principal Occupation(s)	Nominee for	Held by
and Age	Company	and Length of Time Served	during Past 5 Years	Director	Nominee
Independent Nominees

Linda L. Henderson 62	Director	Indefinite Director since January 25, 2007	Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst	7	None
____________________

1	Unless otherwise noted, the address of each director is the address of the Company: 400 Robert Street North, St. Paul, Minnesota 55101.

2	A Director may serve until his or her resignation, death or removal.

3	Directorships are those held by a Director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

Number of
Portfolios in
Company
	Position(s)			Complex
	Held or to			Overseen by	Other
	be Held			Director or	Directorships
Name, Address	with	Term of Office	Principal Occupation(s)	Nominee for	Held by
and Age	Company	and Length of Time Served	during Past 5 Years	Director	Nominee
William C. Melton 63	Director	Indefinite Director since April 25, 2002	Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis StarTribune Board of Economists since 1986; member, state of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist.	7	None

Julie K. Getchell 56	Director	Indefinite	Design Manager, Cargill, Inc. since July 2011; Global Services Manager, Cargill Animal Nutrition from March 2010 to July 2011; Senior Financial Consultant, Cargill, Inc. from April 2009 to March 2010; Chief Financial Officer, La Crosse Global Fund Services from 2006 to April 2009; Senior Managing Director, Black River Global Fund Services, Cargill, Inc. from May 2005 to 2006.	7	None

Number of
Portfolios in
Company
	Position(s)			Complex
	Held or to			Overseen by	Other
	be Held			Director or	Directorships
Name, Address	with	Term of Office	Principal Occupation(s)	Nominee for	Held by
and Age	Company	and Length of Time Served	during Past 5 Years	Director	Nominee
Interested Nominee

Gregory S. Strong4 67	Director	Indefinite	Retired; President, Advantus Series Fund, Inc. from April 2007 to July 2011; retired since December 2008, previously Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc., Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company	7	None
____________________

4	Mr. Strong is deemed to be an Interested Nominee because he retired as an officer of the Minnesota Life Companies in December 2008 and is receiving retirement benefits provided by the Minnesota Life Companies.

Other Executive Officers5

Position(s)
Name, Address6	Held with	Term of Office
and Age	Company	and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

David M. Kuplic 54	President	Indefinite Served as President since July 28, 2011	Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; President and Director, MCM Funding 1997-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1997-1, Inc., June 2004 to July 2007; President and Director, MCM Funding 1998-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1998-1, Inc., June 2004 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010
____________________

5	Although not a ‘corporate’ officer of the Company, Vicki L. Bailey, age 55, has served as the Company’s Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc. since December 1997; Vice President, Minnesota Life Insurance Company since February 2008; Second Vice President, Minnesota Life Insurance Company, February 2005 to February 2008; Vice President and Secretary, MCM Funding 1997-1, Inc. since October 1998; Vice President and Secretary, MCM Funding 1998-1, Inc. since August 1998; Vice President, Securian Financial Group, Inc. since February 2008; Second Vice President, Securian Financial Group, Inc., June 2007 to February 2008; Vice President, Securian Life Insurance Company since February 2008; Second Vice President, Securian Life Insurance Company, June 2007 to February 2008; Director, Personal Finance Company LLC since August 2007; Vice President and Secretary, Marketview Properties, LLC since January 2010 and Vice President and Secretary, Marketview Properties II, LLC since March 2010.

6	Unless otherwise noted, the address of each officer is the address of the Company: 400 Robert Street North, St. Paul, Minnesota 55101.

Position(s)
Name, Address	Held with	Term of Office
and Age	Company	and Length of Time Served	Principal Occupation(s) during Past 5 Years
Gary M. Kleist 51	Vice President and Treasurer	Indefinite Served as Vice President and Treasurer since July 24, 2003	Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. since July 2003; Financial Vice President, MCM Funding 1997-1, Inc. since October 1998; Financial Vice President, MCM Funding 1998-1, Inc. since August 1998; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010 and Financial Vice President, Marketview Properties II, LLC since March 2010

Bruce P. Shay 50	Vice President	Indefinite Served as Vice President since July 28, 2011	Executive Vice President, Minnesota Life Insurance Company since March 2010; Senior Vice President, Minnesota Life Insurance Company, February 2010 to February 2004; Executive Vice President, Securian Financial Group, Inc. since March 2010; Senior Vice President, Minnesota Life Insurance Company, February 2010 to February 2004; Executive Vice President and Director, Securian Life Insurance Company since June 2010; Senior Vice President, Securian Life Insurance Company, February 2007 to June 2010

Michael J. Radmer 66 50 South Sixth Street, Minneapolis, Minnesota 55402	Secretary	Indefinite Served as Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

     Each of the Nominees was nominated by the Company’s Governance Committee pursuant to that committee’s guidelines. In addition to having an excellent reputation in the community, each is literate in business and financial matters as they relate to investment companies but in different ways that the Governance Committee believes will contribute to the Board’s diversity and strength.

     Ms. Henderson’s professional and academic experience with fixed income securities enables her to provide a valuable perspective to the Board’s role in overseeing the Company’s investment portfolios, many of which focus on fixed income securities.

     Dr. Melton’s background as an economist, including as the Chief Economist for one of the largest asset management firms in the United States and in various other economic consulting capacities, enables him to provide valuable insight and experience regarding both internal and external issues facing mutual funds and their managers.

     Ms. Getchell’s professional experience with financial and investment matters, including as the Chief Financial Officer of several financial firms and with some of the largest asset management firms in the United States, enables her to provide valuable insight and experience regarding both internal and external issues facing mutual funds and their managers.

     Mr. Strong’s professional experience in the insurance and mutual fund industries, including with the Company as its former President, enables him to present valuable insight and experience regarding internal and external issues facing mutual funds and their managers.

     Following the announcement by Dorothy J. Bridges, a Director since 2004, of her intent to resign from the Board, the Governance Committee began its review of possible nominees during the spring of 2011. At a meeting held on July 28, 2011, the Board of Directors, upon the recommendation of the Governance Committee of the Board, nominated the Director Nominees listed in the table above. As to the two new Nominees, Mr. Strong was recommended to the Governance Committee as a nominee by Robert Senkler, Dwayne Radel and David Kuplic of the Minnesota Life Companies, and Ms. Getchell was nominated by the current directors of the Company.

     As of the Record Date, none of the Independent Nominees or their immediate family members own any securities of the investment adviser or principal underwriter of the Company, or a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Company.

Compensation

     Directors who are not affiliated with Advantus Capital receive compensation from the Company equal to $12,000 per year plus $3,000 per board meeting and $2,000 per committee meeting attended (and reimbursement of travel expenses to attend directors’ meetings), except for telephone board or committee meetings of less than two hours duration for which they receive $1,000 per meeting.

     The following table sets forth total compensation paid to each Director for the fiscal year ended December 31, 2010.

		Pension or
		Retirement
		Benefits		Total
	Aggregate	Accrued as	Estimated	Compensation
	Compensation	Part of	Annual	from Company
	from the	Company	Benefits Upon	and Complex
Name of Director	Company	Expenses	Retirement	Paid to Directors
Linda L. Henderson	$28,000	n/a	n/a	$28,000
William C. Melton	$28,000	n/a	n/a	$28,000
Dorothy J. Bridges7	$28,000	n/a	n/a	$28,000

Board of Directors Responsibilities

     Under Minnesota law, the Board of Directors of the Company has overall responsibility for managing the Company in good faith and in a manner reasonably believed to be in the best interests of the Company. The Directors meet periodically throughout the year to oversee the Company’s activities, review contractual arrangements with companies that provide services to the Company, and review the performance of the Company and its Funds.

     There were four joint meetings of the Board during the fiscal year ended December 31, 2010. Each incumbent Director attended at least 75% of the Board meetings and the meetings of the Board committees on which the Director served during such period.

Standing Committees

     There are two committees of the Board of Directors – an Audit Committee and a Governance Committee. Prior to July 29, 2011, each committee had been comprised of three Independent Directors, including the two Independent Directors again nominated for election to the Board of Directors, Linda L. Henderson and William C. Melton. If all four Nominees are elected, the Audit Committee and the Governance Committee will continue to be comprised of the three Independent Directors on the Board.

     The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee charter (“Audit Committee Charter”), is comprised solely of Independent Directors, at least one of which must be an “audit committee financial expert.” Dorothy J. Bridges, who resigned from the Board on July 29, 2011, was the financial expert. It is expected that one or more of the three Independent Directors will be designated as an “audit committee financial expert.” The Audit Committee has as its purposes (a) to oversee the accounting and financial reporting processes of the Company and each of its series and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal

____________________

7	Ms. Bridges retired from the Board on July 29, 2011.

control over financial reporting of certain third-party service providers; (b) to oversee or, as appropriate, assist Board oversight of, the quality and integrity of the Company’s financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Company’s compliance with legal and regulatory statements and the independent audit thereof; (d) to approve prior to appointment the engagement of the Company’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Company’s independent auditors; (e) to act as a liaison between the Company’s independent auditors and the full Board; and (f) to assist Board oversight of the Company’s internal audit function (if any). The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee met two times during the last fiscal year. The Audit Committee Charter is available on the Company’s website at http://www.AdvantusSeriesFund.com, by selecting the tab labeled “Advantus Series Fund documents.”

     The Governance Committee operates pursuant to a charter (the “Governance Committee Charter”), and is composed entirely of Directors who are not “interested persons” of the Company within the meaning of the 1940 Act. The Governance Committee’s purpose is to enhance the effectiveness of the Board of Directors and of the standing committees of the Board. The Governance Committee reviews annually the independence of all Independent Directors, and it reviews periodically the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills. In addition, the Governance Committee is tasked with evaluating candidates’ qualifications for Board membership and recommending to the Board of Directors nominees for election as directors consistent with the needs of the Board and the Company. The names of potential Independent Director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital.

     The Governance Committee evaluates all candidates on the basis of each candidates’ experience, qualifications, skills and background, and the members of the Governance Committee may conduct an in-person interview of each viable candidate using a standard questionnaire. When all of the viable candidates have been evaluated and interviewed, the Governance Committee makes its recommendations to the Board of nominees for election based on the current needs and long-term interests of the Board and Company. Inasmuch as the Company does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Governance Committee does not at present consider nominees recommended by shareholders. The Governance Committee met one time during the last fiscal year. The Governance Committee Charter is available on the Company’s website at http://www.AdvantusSeriesFund.com, by selecting the tab labeled “Advantus Series Fund documents.”

Contract Owner Communications

     The Contract Owners may communicate with the Board (or individual Directors serving on the Board) by sending written communications, addressed to the Board as a group or any individual Director, to Advantus Series Fund, Inc., Attention: Board of

Directors, 400 Robert Street North, St. Paul, Minnesota 55101. The Funds will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Director) is delivered to the Board or the specified Director, as the case may be.

Shareholder Approval

     Election of the Nominees for Directors must be approved by the affirmative vote of a plurality of the votes validly cast in person or by proxy at the Meeting at which a quorum exists. This means that the four nominees who receive the largest number of votes will be elected as directors. In the election of directors, votes may be cast in favor or withheld. Votes that are withheld will have no effect on the outcome of the election of the director. The shareholders of the Company will vote together for the election of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES TO THE
BOARD OF DIRECTORS.

PROPOSAL 2 – ALL FUNDS

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

     At a meeting of the Board held on July 28, 2011, the Board approved the Reorganization Agreement. At a telephonic meeting of the Board held on August 26, 2011, the Board approved certain minor revisions to the Reorganization Agreement, the form of which is attached to this Proxy Statement as Exhibit B. The terms and conditions of the proposed transaction are set forth in the Reorganization Agreement. Significant provisions are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement. Fund shareholders are being asked to approve the Reorganization Agreement. The Company is a Minnesota corporation and each Fund is a series of the Company. The Reorganization is being proposed to change the state and form of organization of the Company from a Minnesota corporation to a newly-formed Delaware statutory trust, Securian Funds Trust (the “Trust”). Each Fund would be reorganized into a corresponding new series of the Trust (each, a “New Fund”). The Reorganization of the Company and its Funds is expected to provide greater flexibility in conducting its business and responding to changing market conditions. Each New Fund (i) will not engage in any operations prior to the Reorganization other than organizational activities; and (ii) was created solely for the purpose of acquiring and carrying on the business of the corresponding Fund. If the Reorganization is approved by shareholders, each Fund will transfer all of its assets to its corresponding New Fund in exchange for shares of the corresponding New Fund and the corresponding New Fund’s assumption of the respective Fund’s liabilities. The Reorganization Agreement further provides that each Fund will then distribute the shares received from the corresponding New Fund to its shareholders and then terminate. As a result of the Reorganization, the total value of the shares of a Fund attributable to a Contract Owner immediately prior to the Reorganization will be equal to the total value of shares of the corresponding New Fund attributable to the same Contract Owner. We expect the Reorganization to take effect near the end of 2011 or early in 2012 (the “Closing Date”), although that date may be adjusted in accordance with the Reorganization Agreement. Each Fund but the Money Market Portfolio has two classes of shares, and each class is entitled to vote on this Proposal 2.

Background

     If the Reorganization Agreement is approved by shareholders and the Reorganization is implemented, the Trust will adopt, pursuant to Rule 414 of the Securities Act of 1933, the registration statement of the Company. Accordingly, after the Reorganization, each New Fund’s investment objective, investment strategies, fees and expenses will be the same as those of the corresponding Fund.

     The Board (assuming the Nominees, as described in Proposal 1 of this Proxy Statement, are elected) and officers of the Trust, would be the same as those of the Company and would govern and operate the Trust and New Funds in substantially the same manner as they previously governed and operated the Company and corresponding Funds. However, instead of “Directors,” the members of the Board would be Trustees.

     On the Closing Date of the Reorganization, shareholders of a Fund will own shares of a corresponding New Fund that are equal in number and in value to the shares of the Fund. For example, if a shareholder currently owns 100 shares of a Fund, immediately after the Closing Date of the Reorganization, the shareholder would own 100 shares of the corresponding New Fund having the same net asset value as the shareholder’s original 100 shares of the Fund. Accordingly, shareholders of the Funds would hold an interest in the applicable New Fund that is equivalent to the shareholder’s interest in the corresponding Fund. For all practical purposes, a shareholder’s financial interest in the Fund, net of the Fund’s portion of the cost of preparing, printing, and mailing the Proxy Statement and soliciting and tabulating voting instructions, would not change.

     As a result of the Reorganization, shareholders of the Funds, each of which is a series of the Company, a Minnesota corporation, will become shareholders of the corresponding New Funds, each of which is a series of the Trust, a Delaware statutory trust. For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see the “Comparison of the Trust and the Company” below.

     The Reorganization will not result in any change in a Fund’s name, investment objective or principal investment strategies, investment adviser, sub-adviser, portfolio managers, administrator or other service providers of any of the Funds. Each New Fund will offer the same shareholder services as its corresponding Fund.

Approval of Reorganization Agreement by Directors

     The Board of Directors determined that the Reorganization is in the best interests of the shareholders of the Funds and unanimously recommended that shareholders approve the Reorganization. In approving the Reorganization, the Board of Directors considered that:
  Funds organized as Delaware statutory trusts have greater flexibility in structuring shareholder voting rights and shareholder meetings. For example, under Minnesota law, certain fund transactions, such as mergers, certain types of reorganizations and liquidations, are subject to mandatory shareholder votes. Delaware statutory trust law allows a fund to provide in its governing documents that each of these transactions may go forward with only trustee approval; all remain subject, however, to any special voting requirements of the 1940 Act, which would not be limited or restricted by the Reorganization.
  The Trustees of the Trust therefore will have greater flexibility to manage the New Funds more effectively and efficiently by expanding their ability to revise the Declaration of Trust to respond to future contingencies, and changes in industry standards, economic conditions and regulatory conditions. The Reorganization will, among other things, minimize the time and expense of shareholder meetings and allow the Board to act quickly when it is in the interests of shareholders to do so. For example, subject to certain exceptions, the Trustees will not need to undergo the costly and time consuming process of procuring shareholder approval to liquidate a Fund or for amendments to the Declaration of Trust to address pressing issues;

  The Reorganization will not dilute the interests of the shareholders of the Funds or the New Funds;

  There are differences between the Company being organized as a Minnesota corporation and the Trust being organized as a Delaware statutory trust, including the rights of shareholders which in certain cases will be less under the Trust’s Declaration of Trust. For example, under Minnesota law, certain fund transactions, such as mergers, certain types of reorganizations and liquidations are subject to mandatory shareholder votes. In contrast, the Delaware Statutory Trust Act (the “DSTA”) allows the Trust to provide in its governing documents that each  of these transactions may go forward with only trustee approval. In the event of certain merger, exchange or sale-of-asset transactions, under Minnesota law a shareholder may be entitled to exercise dissenters rights, and shareholders exercising such rights that comply with applicable statutory procedures may receive a judicial determination of the fair value of their shares and receive payment of such value in cash. A Delaware statutory trust may limit or eliminate this right. In addition, under Minnesota law, shareholders may at any reasonable time, upon written demand, stating a proper purpose, examine and copy the share register and other corporate records. Under the DSTA, the Trust’s governing documents may provide that a shareholder may only examine such records in the Trustees’ discretion. The protections afforded shareholders under federal law, however, will not be affected;

  The Company is governed by both Minnesota law and its Articles of Incorporation and Bylaws. Minnesota law prescribes many aspects of the Company’s governance. In contrast, the DSTA allows the trustees of a Delaware statutory trust to set many terms of a fund’s governance in its Declaration of Trust;

  Many mutual funds are organized as Delaware statutory trusts. The Board believes that the proposed Delaware statutory trust form provides a more flexible and cost-efficient method of operating the Funds in the future for the benefit of Fund shareholders;

  The New Funds will have the same investment objective(s), principal investment strategies and risks as the corresponding Funds. In fact, the Trust will assume the registration statement of the Company in which those principal investment strategies and risks are described;

  Advantus Capital will also serve as the investment adviser to the New Funds on the same terms and conditions as set forth in the current investment advisory agreement between it and the Company (the “Prior Advisory Agreement”), and Franklin Advisers, Inc. will also serve as the investment sub-adviser to the New Fund corresponding to the International Bond Portfolio on the same terms and conditions set forth in the current investment sub-advisory agreement between Franklin Advisers, Inc. and Advantus Capital (the “Prior Sub-Advisory Agreement”). The Prior

Advisory Agreement and the Prior Sub-Advisory Agreement are available at http://www.AdvantusSeriesFund.com, by selecting the tab labeled “Advantus Series Fund documents”;
  The expenses of the Funds are not expected to increase as a result of the Reorganization;

  The shareholder services available to shareholders of the New Funds will be the same as those available to shareholders of the Funds;

  Assuming receipt on the Closing Date of the tax opinions described in more detail below in the section titled “Conditions to Closing the Reorganization of the Funds”, the Company, the Trust and the Minnesota Life Companies expect that:
--	the closing of the Reorganization will not give rise to any material federal income tax liability with respect to the Funds or the shareholders;

--	the Reorganization will not result in any adverse federal income tax consequences to the Contract Owners, irrespective of whether a particular New Fund is treated as a partnership, as a disregarded entity or as a regulated investment company (“RIC”) for federal tax purposes; and

--	the change in form of the New Funds to a series of a Delaware statutory trust, each of which will be treated as a partnership, a disregarded entity, or a RIC for federal income tax purposes, will not result in any material adverse United States federal income tax consequences to the New Funds for tax periods after the Closing Date of the Reorganization, as compared to the federal income tax treatment of the Funds as RICs prior to the Closing Date of the Reorganization; and

  The Minnesota Life Companies have agreed to bear the costs of the Reorganization. The cost of preparing, printing and mailing the Proxy Statements and soliciting and tabulating voting instructions will be paid 50% by the Minnesota Life Companies and 50% by the Funds. The Funds’ portion of the costs is directly related to the election of directors, which the Company is required by law to undertake from time to time. The Funds’ costs will be allocated to each Fund on the basis of their respective net asset values, and for all practical purposes, the effect of these costs on the net asset value of the Funds will not cause a shareholder’s financial interest in the Funds to change as a result.
     With respect to certain differences in shareholder rights noted above, please see “Comparison of the Trust and Company” below and Exhibit C for a fuller discussion of such differences.

     The Minnesota Life Companies also have discussed with the Board future business plans, which could include a significant increase in the number of series and total assets of the Trust. If successfully implemented, this could lead to enhanced viability of the Trust and perhaps lower expense ratios due to the spreading of fixed costs over a larger asset base.

     Under the proposal, the Trust will continue to be registered under the 1940 Act, but each New Fund that does not elect to be a RIC will be treated as a partnership or a disregarded entity under the Internal Revenue Code of 1986, as amended (the “Code”). A New Fund will be treated for federal income tax purposes as a partnership if it has more than one shareholder and as a disregarded entity if it has only one shareholder. A disregarded entity is an entity other than a corporation that is owned by a single owner and has not made an election to be treated as a corporation for federal income tax purposes. A disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner. The activities of a disregarded entity are treated in the same manner as a branch or division of the owner, and the owner is treated as directly owning the assets of the disregarded entity.

     The Company and the Trust are requesting a private letter ruling from the Internal Revenue Service (the “IRS”) that none of the New Funds that will be treated as partnerships will constitute a “publicly traded partnership” for United States federal income tax purposes. While the Company and the Trust are requesting this private letter ruling from the IRS, as of the date of this Proxy Statement the private letter ruling has not yet been received and the Company cannot provide any assurance that a private letter ruling in form and substance acceptable to the Company will be received within the time required. Pursuant to the terms of the Reorganization Agreement, if the private letter ruling is not received by the deadline for making a RIC election for the tax period beginning on the day after the Closing Date, all New Funds will make the federal income tax elections required for treatment as a RIC, in which case the federal income tax classification of the New Funds after the Reorganization will be unchanged from the tax classification of the Funds prior to the Reorganization.

     If the IRS private letter ruling is timely received, each New Fund that does not make a RIC election will be treated as a partnership or a disregarded entity for United States federal income tax purposes. However, in this circumstance the Reorganization Agreement provides that any New Fund that does not intend to be treated as a partnership or a disregarded entity may make a RIC election. The Minnesota Life Companies have determined that they may achieve certain tax benefits if the Company and the Funds are reorganized into a business trust, one or more series of which is treated as a partnership or disregarded entity for federal income tax purposes.

Reorganization of the Funds

     The proposed Reorganization Agreement for the Funds, approved by the Board of Directors of the Company, contemplates the contribution of the assets and liabilities of each Fund to its recently organized corresponding New Fund, each of which has investment objectives, principal investment strategies, and risks that are identical to those of its corresponding Fund, as a result of which the shareholders of a Fund will become shareholders of the corresponding New Fund. More specifically, the Reorganization Agreement contemplates:
  the transfer of all of the assets of each Fund to the corresponding New Fund in exchange for shares of the corresponding New Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by such New Fund of all of the liabilities of such Fund;

  the distribution to the shareholders of each Fund (each shareholder being a separate account of the Minnesota Life Companies) of the same number of shares of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by that shareholder on the Closing Date; and

  the subsequent complete liquidation and dissolution of each Fund and the Company.
     For a more detailed discussion of the terms of the Reorganization Agreement, please refer to “Summary of the Reorganization Agreement” below.

     Under the 1940 Act, the shareholders of an investment company must, among other things, elect trustees and approve the initial investment advisory agreements. Theoretically, if the Reorganization Agreement is approved and the Funds are reorganized as series of a Delaware statutory trust, the shareholders of the New Funds would need to vote on these items in order to comply with the 1940 Act. Immediately prior to the shares of the New Funds being distributed to the corresponding Fund’s shareholders, however, each Fund, as sole shareholder of the corresponding New Fund, will vote on a number of issues regarding the organization of the Trust and the New Funds. Thus, if shareholders of the Funds approve the proposed Reorganization, they will also, in effect, be approving the following matters with respect to the Trust and New Funds:
  Election of the Trustees (who will be the Nominees set forth in Proposal 1);

  An investment advisory agreement which will be substantially identical to the Prior Advisory Agreement;

  An investment sub-advisory agreement, which will be substantially identical to the Prior Sub-Advisory Agreement;

  The Restated Rule 12b-1 Distribution Plan which will be the same as the prior Restated Rule 12b-1 Distribution Plan (the “Restated Rule 12b-1 Distribution Plan”). The Restated Rule 12b-1 Distribution Plan is available at http://www.AdvantusSeriesFund.com, by selecting the tab labeled “Advantus Series Fund documents”; and

  Any other matter for which shareholder approval is required.

     Shareholders are also approving the liquidation and dissolution of the Company and Funds. Shareholders of the Funds are not being asked to vote separately on these issues. More information on each of these items is discussed below under “Matters on Which the New Funds Will Vote.”

Conditions to Closing the Reorganization of the Funds

     The completion of the Reorganization of the Funds is subject to certain conditions described in the Reorganization Agreement, including the following non-waivable conditions, which are described in more detail in the section below titled “Federal Income Tax Consequences of the Reorganization”:
  The Company and the Trust will have received the opinion of Sutherland Asbill & Brennan LLP substantially to the effect that, for federal income tax purposes, the Reorganization will not result in any adverse federal income tax consequences to Contract Owners, irrespective of whether a particular New Fund is treated as a partnership, as a disregarded entity or as a RIC for federal tax purposes.

  The Company, on behalf of each Fund, and the Trust, on behalf of each New Fund, will have received an opinion of Dorsey & Whitney LLP substantially to the effect that, for federal income tax purposes, (a) with respect to each New Fund for which no RIC election is made, if the New Fund is treated as a partnership for federal income tax purposes, the Reorganization will be treated as a complete liquidation within the meaning of Section 332 of the Code, followed by a tax-free contribution of property to a partnership under Section 721 of the Code, and if the New Fund is treated as a disregarded entity for federal income tax purposes, the Reorganization will be treated as a complete liquidation within the meaning of Section 332 of the Code, or (b) in the alternative, with respect to each New Fund for which a RIC election is made, the Reorganization will be treated as a tax-free reorganization under Section 368(a)(1) of the Code.
     Both tax opinions will be based upon certain facts, assumptions and qualifications and upon representations made by the Company on behalf of each Fund, by the Trust on behalf of each New Fund, and by their respective authorized officers, including representations from the Minnesota Life Companies that the separate accounts investing in the Funds and the variable annuity contracts and variable life insurance policies allocated to the Funds are properly structured under the insurance company provisions of the Code.

Federal Income Tax Consequences of the Reorganization

     The Company and the Trust will receive an opinion of Sutherland Asbill & Brennan LLP substantially to the effect that the Reorganization will not result in any adverse federal income tax consequences to Contract Owners who have a portion of their variable annuity contracts or variable life insurance policies allocated to the Funds, irrespective of whether a particular New Fund is treated as a partnership, as a disregarded entity or as a RIC for federal tax purposes. This opinion will be based upon certain facts, assumptions and qualifications and upon representations made by the Company, the Trust, and Minnesota Life Companies, and by their respective authorized officers, including representations from the Minnesota Life Companies that the separate accounts investing in the Funds and the variable annuity contracts and variable life insurance policies allocated to the Funds are properly structured under the insurance company provisions of the Code.

     The Company and the Trust will also receive an opinion of Dorsey & Whitney LLP regarding certain United States federal income tax consequences of the Reorganization. In accordance with this opinion, the Company, the Trust and the Minnesota Life Companies expect that the consummation of the Reorganization will not give rise to any material federal income tax liability with respect to the Funds or the New Funds. The opinion of Dorsey & Whitney LLP will be based upon certain facts, assumptions and qualifications and upon representations made by the Company on behalf of each Fund, by the Trust on behalf of each New Fund, and by their respective authorized officers, and will be substantially to the effect that, for federal income tax purposes:

1.	Each New Fund that does not make a RIC election will be treated from and after the Closing Date either as a partnership as defined in Subchapter K of the Code and Treasury Regulation Section 301.7701-3(b)(i) if it has more than one shareholder, or as a disregarded entity as defined in Treasury Regulation Section 301.7701-3(b)(ii) if it has only one shareholder, and therefore will not generally be subject to federal income tax at the entity level, provided that (i) the New Fund will not at any time constitute a “publicly traded partnership” within the meaning of Section 7704(b) of the Code and (ii) the Trust, on behalf of the New Fund, has not made and will not at any time make an election with respect to the New Fund to be treated as an association taxable as a corporation pursuant to Treasury Regulation Section 301.7701-3.

2.	With respect to each Fund and its corresponding New Fund where the New Fund is treated as a partnership for federal income tax purposes following the Reorganization and does not make an election to be treated as a regulated investment company under Subchapter M of the Code:

	a.	The Reorganization will be treated as a distribution of all the assets and liabilities of the Fund to the Fund shareholders that qualifies as a “complete liquidation” within the meaning of Section 332 of the Code (in each instance, a “Liquidation”), followed by a contribution by the Fund shareholders of the assets of the Fund to the corresponding New Fund in exchange for New Fund shares that qualifies as a tax-free contribution of property to a partnership under Section 721 of the Code (in each instance, a “Contribution”).

	b.	The Fund will not recognize gain or loss on the deemed distribution of its assets to its shareholder Minnesota Life (the “Majority Shareholder”) by reason of the Liquidation.

c.	The Fund will recognize gain, but not loss, to the extent of the deemed distribution of its assets to its shareholder Securian Life Insurance Company, a Minnesota corporation (the “Minority Shareholder”) by reason of the Liquidation as if such assets were sold to the Minority Shareholder at their fair market value. This gain will be capital gain, assuming the assets were held as capital assets within the meaning of Section 1221 of the Code.

d.	The deemed distribution of assets to the Minority Shareholder in the Liquidation will be treated as a dividend for purposes of computing the deduction for dividends paid (as defined in Section 561 of the Code) allowable to the Fund pursuant to Sections 562(b) and 852(b) of the Code, assuming that the Fund satisfies all other requirements for the deduction for dividends paid. Accordingly, the deduction for dividends paid, to the extent allowable, will offset gain recognized by the Fund as described in paragraph c, with the result that the Fund will not incur tax liability as a result of this gain recognition.

e.	The Fund shareholders will not recognize gain or loss on the deemed receipt of the assets of the Fund by reason of the Liquidation, except for an amount equal to the deduction for dividends paid allowable to the Fund by reason of the deemed distribution, which amount the Fund shareholders will be required to recognize and treat as a dividend from the Fund.

f.	Neither the Fund shareholders nor the New Fund will recognize gain or loss by reason of the Contribution.

g.	The adjusted tax basis of the assets received by the New Fund in the Reorganization will equal the adjusted tax basis of those assets in the hands of the corresponding Fund immediately prior to the Reorganization.

h.	The holding period of each asset received by the New Fund in the Reorganization will include the period during which each asset was held by the corresponding Fund, assuming that such assets were held as capital assets immediately prior to the transfer thereof.

i.	The adjusted tax basis of the New Fund shares received by the Fund shareholders will equal the adjusted tax basis of the Fund immediately prior to the Reorganization in the assets contributed in exchange therefor to the corresponding New Fund.

j.	The holding period of the New Fund shares received by the Fund shareholders will include the period during which the assets of the Fund contributed in exchange therefor were held by the Fund, determined in accordance with the rules set forth in Treasury Regulation Section 1.1223-3 related to a divided holding period, assuming that the Fund shareholder held the Fund shares as capital assets.

	k.	The Fund shareholders will succeed to and take into account the items of the Fund described in Section 381(c) of the Code in accordance with and subject to the conditions and limitations specified in Treasury Regulation Section 1.1502-80(g) and Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

3.	With respect to each Fund and its corresponding New Fund where the New Fund is treated as a disregarded entity for federal income tax purposes following the Reorganization and does not make an election to be treated as a regulated investment company under Subchapter M of the Code:

	a.	The Reorganization will be treated as a distribution of all the assets and liabilities of the Fund to the Fund shareholder that qualifies as a “complete liquidation” within the meaning of Section 332 of the Code.

	b.	The Fund will not recognize gain or loss on the deemed distribution of its assets to the Fund shareholder by reason of the Liquidation.

	c.	The Fund shareholder will not recognize gain or loss on the deemed receipt of the assets of the Fund by reason of the Liquidation, except for an amount, if any, equal to the deduction for dividends paid allowable to the Fund by reason of the deemed distribution, which amount the Fund shareholder will be required to recognize and treat as a dividend from the Fund.

	d.	The adjusted tax basis of the assets deemed received by the Fund shareholder from the Fund in the Reorganization will equal the adjusted tax basis of those assets in the hands of the Fund immediately prior to the Reorganization.

	e.	The holding period of each asset deemed received by the Fund shareholder from the Fund in the Reorganization will include the period during which each asset was held by the Fund, assuming that such assets were held as capital assets immediately prior to the transfer thereof.

	f.	The Fund shareholder will succeed to and take into account the items of the Fund described in Section 381(c) of the Code in accordance with and subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

	g.	The transfer by the Fund of shares of the corresponding New Fund to the Fund shareholder will be disregarded for federal income tax purposes, and no gain or loss will be recognized by the Fund, the New Fund or the Fund shareholder with respect to such transfer.

4.	With respect to each Fund and its corresponding New Fund where the New Fund makes a proper and timely election to be treated as a regulated investment company under Subchapter M of the Code:

	a.	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Fund and its corresponding New Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b.	The Fund will recognize no income, gain or loss by reason of the Reorganization.

c.	The New Fund will recognize no income, gain or loss by reason of the Reorganization.

d.	The basis in the hands of the New Fund of the assets of the corresponding Fund will be the same as the basis of the assets in the hands of the Fund immediately prior to the transfer thereof.

e.	The holding periods of the assets received by the New Fund will include in each instance the period during which the assets were held by the Fund, assuming that such assets were held as capital assets immediately prior to the transfer thereof.

f.	No gain or loss will be recognized by the Fund shareholders upon the exchange of all their Fund shares solely for New Fund shares as part of the Reorganization.

g.	The aggregate basis of the New Fund shares that each Fund shareholder receives in the Reorganization will be the same as the aggregate basis of the Fund shares exchanged therefor.

h.	The holding period of the New Fund shares received by each Fund shareholder will include the period during which each Fund shareholder held the Fund shares exchanged therefor, assuming that the Fund shareholder held the Fund shares as capital assets.

i.	The New Fund will succeed to and take into account the items of the corresponding Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

j.	The New Fund will be treated from and after the Closing Date as a regulated investment company as defined in Subchapter M of the Code, provided that the Trust, on behalf of the New Fund, (i) has made or will make a proper and timely election, effective as of the Closing Date, to be treated as an association taxable as a corporation pursuant to Treasury Regulation Section 301.7701-3 and (ii) has satisfied all other requirements (in addition to making a timely and proper election to be a regulated investment company) to be treated as a regulated investment company as defined in Subchapter M of the Code.

     In accordance with the foregoing opinions of Dorsey & Whitney LLP, the Company, the Trust and the Minnesota Life Companies expect that the federal income tax treatment of each New Fund as a partnership, a disregarded entity, or a RIC for tax periods beginning after the Closing Date will not result in any material adverse United States federal income tax consequences to the New Funds for tax periods after the consummation of the Reorganization, as compared to the federal income tax treatment of the Funds as RICs prior to consummation of the Reorganization.

     The foregoing opinions assume that the Majority Shareholder owns, and will own at all times through the Closing Date, stock of each Fund that possesses at least 80% of the total voting power and at least 80% of the total value of the stock of each Fund, and that the Minority Shareholder owns and will own at all times through the Closing Date all remaining shares of the stock of each Fund. As of the Record Date, the Majority Shareholder owned 99.9% of the outstanding voting shares of each Fund, and the Minority Shareholder owned 0.1% of the outstanding voting shares of each Fund. The Company anticipates that on the Closing Date, the Majority Shareholder will own at least 80% of the outstanding shares, by vote and value, of each Fund, and the Minority Shareholder will own all the remaining shares of the stock of each Fund.

Timing of the Reorganization

     The meeting of shareholders to consider the proposal is scheduled to occur on October 21, 2011. If all necessary approvals are obtained, the proposed Reorganization will likely take effect near the end of 2011 or early in 2012, although the date may be adjusted in accordance with the Reorganization Agreement. The Company and the Trust desire that the closing of the Reorganization not occur prior to the receipt of a private letter ruling from the IRS, acceptable to the Company and the Trust, that none of the New Funds will constitute a publicly traded partnership for United States federal income tax purposes. Accordingly, the Closing Date may be deferred, but in no event later than one year after the approval of the Reorganization Agreement by the shareholders of the Company.

SUMMARY OF THE REORGANIZATION AGREEMENT

     If shareholders approve the Reorganization, the Reorganization will take place if the parties to the Reorganization Agreement satisfy various conditions set forth in that agreement.

     The Reorganization Agreement provides that each Fund will transfer to the corresponding New Fund its assets on the Closing Date in exchange solely for shares of the corresponding New Fund and the corresponding New Fund’s assumption of the applicable Fund’s liabilities. The Reorganization Agreement further provides that each Fund will distribute the shares received from the corresponding New Fund proportionately to its shareholders and effectively terminate and dissolve in accordance with applicable Minnesota state law. The number of full and fractional shares of the New Fund a shareholder will receive in the Reorganization will be equal to the number and value of the full and fractional shares of the Fund owned by that shareholder on the Closing Date.

     The Company and the Trust will accomplish the liquidation and distribution with respect to each Fund’s shares by the transfer of the New Fund shares then credited to the account of the Fund on the books of the corresponding New Fund to newly-opened accounts on the books of that New Fund in the names of the Fund shareholders. The aggregate net asset value of the New Fund shares to be credited to the Fund shareholders of the corresponding Fund shall be equal to the aggregate net asset value of the Fund shares owned by each Fund shareholder on the Closing Date. All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. Neither the DSTA nor the Declaration of Trust require that the New Fund shares be represented by certificates. As such, the New Fund will not issue certificates representing the New Fund shares issued in connection with the exchange.

     After such distribution, the Company will take all necessary steps under applicable state law, its respective governing instruments, and any other applicable law to effect a complete dissolution of the Company and the Funds. The Board has determined, with respect to each Fund, that the interests of shareholders of each Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund and its shareholders.

     The Reorganization must be approved by a majority of the voting power of the shares of each Fund entitled to vote. The Reorganization must be approved by shareholders of each Fund in order to be effected.

     The Reorganization Agreement further provides that the warranties, representations and agreements contained in the Reorganization Agreement are severable with respect to each Fund and its corresponding New Fund. The Board of the Company or the Trust may terminate the Reorganization Agreement and abandon the transactions contemplated thereby at any time prior to the Effective Time (as defined in the Reorganization Agreement) of the Reorganization, before or after approval by the shareholders of the Funds, if circumstances should develop that, in the opinion of that Board, make proceeding with the Reorganization inadvisable. The Reorganization is conditioned upon, among other things, the following conditions:

1.	The requisite approval of shareholders;

2.	The absence of certain legal proceedings;

3.	The receipt of certain regulatory consents deemed necessary to consummate the Reorganization;

4.	The amendment to the Company’s registration statement to reflect the Reorganization and permit the Trust to adopt such registration statement;

5.	The receipt of an opinion of counsel regarding the organization of the Trust and issuance of its shares in connection with the Reorganization;

6.	The receipt of an opinion from Sutherland Asbill & Brennan LLP substantially to the effect that the Reorganization will not result in any adverse federal income tax consequences to Contract Owners, irrespective of whether a particular New Fund is treated as a partnership, as a disregarded entity or as a RIC for federal tax purposes; and

7.	The receipt of an opinion of Dorsey & Whitney LLP substantially to the effect that for federal income tax purposes (a) with respect to each New Fund for which no RIC election is made, if the New Fund is treated as a partnership for federal income tax purposes, the Reorganization will be treated as a complete liquidation within the meaning of Section 332 of the Code, followed by a tax-free contribution of property to a partnership under Section 721 of the Code, and if the New Fund is treated as a disregarded entity for federal income tax purposes, the Reorganization will be treated as a complete liquidation within the meaning of Section 332 of the Code, or (b) in the alternative, with respect to each New Fund for which a RIC election is made, the Reorganization will be treated as a tax-free reorganization under Section 368(a)(1) of the Code.

     The Reorganization Agreement provides that the Company and the Trust may waive compliance with any of the covenants or conditions made therein for the benefit of any Fund or New Fund, as applicable, other than requirements 1, 6 and 7.

COMPARISON OF THE TRUST AND THE COMPANY

     The Company is a Minnesota corporation governed by its own Articles of Incorporation, Bylaws and a Board of Directors, as well as the Minnesota Business Corporation Act (the “MBCA”). The Trust is a Delaware statutory trust governed by its own Declaration of Trust, Bylaws and a Board of Trustees, as well as the Delaware Statutory Trust Act (the “DSTA”). The operations of the Company and the Trust are also governed by applicable federal law.

     Certain differences and similarities between these entities are summarized below and in Exhibit C, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request to Advantus Series Fund, 400 Robert Street North, St. Paul, Minnesota 55101.

General

     Under the Declaration of Trust and Bylaws of the Trust, the Trustees of the Trust will have more flexibility than the Directors of the Company and, subject to applicable requirements of the 1940 Act and the DSTA, broader authority to act, as further described below and in Exhibit C. The increased flexibility may allow the Trustees of the Trust to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Trust to operate in a more efficient and economical manner. Although the Trust’s Declaration of Trust reduces or removes certain shareholder voting and other rights permitting the Trustees to approve certain matters without shareholder approval (such as certain mergers, liquidations and certain amendments to the Declaration of Trust), the protections afforded shareholders under federal law will not be affected. In addition, the Trustees still have the fiduciary obligations to act with due care and in the shareholders’ best interests. Before utilizing the increased flexibility that the Declaration of Trust might afford, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest. Any exercise of the Trustees’ authority under the Declaration of Trust is also subject to any applicable requirements of the 1940 Act and the DSTA. Of course, shareholders would receive appropriate written notification of any material transactions.

Shareholder Liability

     The MBCA and the DSTA each provides that a shareholder of a Minnesota corporation or a Delaware statutory trust, as applicable, generally has no obligation to the corporation or its creditors with respect to the shares he or she owns, other than to pay the corporation the full agreed-upon consideration for which the shares are issued. The Declaration of Trust further provides for indemnification out of the assets and property of the applicable New Fund for all loss and expense of any shareholder held personally liable for such liabilities solely by reason of being or having been a shareholder of a New Fund.

Mergers and Liquidations

     Under the MBCA, a merger, sale of substantially all or all the assets not in the ordinary course of business, liquidation or dissolution generally requires shareholder approval. In contrast, under the Trust’s Declaration of Trust, the Trustees may authorize a merger, consolidation, or sale of all or substantially all Trust property (including Trust property belonging to a particular series or class of the Trust) without shareholder approval. In addition, the Trustees may terminate the Trust or any series (including a New Fund) without shareholder approval.

Liability of Trustees and Directors

     With respect to the Company, the Company’s articles of incorporation generally provide that to the fullest extent permitted by the MBCA (except as prohibited by the 1940 Act), a director of the Company shall not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty. The Company’s articles of incorporation also generally provide that the Company may indemnify the Directors for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted under the MBCA, provided, however, that no such indemnification may be made if it would be in violation of the 1940 Act.

     With respect to the Trust, the Trust’s Declaration of Trust provides that no person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust further provides that a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust or a New Fund, nor responsible for the act or omission of any other Trustee (or the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Trust’s Declaration of Trust also generally provides that except to the extent prohibited by applicable federal law, the Trust or applicable New Fund shall indemnify Trustees, among others, to the fullest extent permitted by law against liability and against all expenses incurred or paid by him or her in connection with any action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, or agent and against amounts paid or incurred by him or her.

Rights of Inspection

     With respect to the Company, the MBCA allows shareholders, upon written demand, stating a proper purpose, at any reasonable time to examine and copy the share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose.

     With respect to the Trust, except to the extent otherwise required by law or by resolution of the shareholders, the shareholders shall only have such right to inspect the records, documents, accounts and books of the Trust as may be granted from time to time by the Trustees.

Dissenters Rights

     Under the MBCA, shareholders of a corporation which engages in certain merger, exchange or sale-of-asset transactions, may be entitled to exercise dissenters rights. Such shareholders, who comply with the applicable statutory procedures, may receive a judicial determination of the fair value of their shares and to receive payment of such statutory value in cash, together with a statutory rate of interest thereon. To exercise such rights, such shareholder must file with the Fund before the vote a written notice to demand fair value of shares and must not vote the shares in favor of the proposal. The procedures to exercise dissenters’ rights under the MBCA have been set forth in Exhibit A. However, as described in further detail in Exhibit C, the SEC has taken the position that federal law pre-empts such statutory rights of appraisal in the case of certain transactions to which an open-end investment company (such as the Funds) is a party.

     With respect to the Trust, the Trust’s Declaration of Trust does not provide for any dissenters rights.

Shareholder Meetings

     Neither the Company nor the Trust is required to hold annual meetings of shareholders, although each may hold special meetings.

Amendment of Charter Documents

     With respect to the Company, an amendment to the articles of incorporation may be proposed by the board of directors or by a shareholder or shareholders holding 3% or more of the voting power of the shares entitled to vote. Such an amendment is generally subject to shareholder approval. In certain instances, shareholders are entitled to vote on an amendment by separate series or class. If an amendment does not affect the interests of a particular series or class, holders of that series or class are not entitled to vote on the amendment.

     With respect to the Trust, subject to certain exceptions as set forth in Exhibit C, the Trustees may amend the Declaration of Trust without shareholder approval.

     This is only a summary of certain characteristics of the Company and the Trust, their relevant corporate governance documents and relevant state law. This is not a complete description of the documents cited. Shareholders should refer to Exhibits A and C and the provisions of such documents and state laws governing each Fund for a more thorough description.

MATTERS ON WHICH THE NEW FUNDS WILL VOTE

     As noted above, in approving the Reorganization Agreement, shareholders of each Fund will also be authorizing that Fund to vote on various actions regarding the New Funds and the Trust. Fund shareholders are not being asked to vote separately on these issues. One of these actions will be to approve the election of Trustees of the Trust. The nominees for election will be the same Nominees elected under Proposal 1 at the Meeting. In addition, shareholders of each Fund approving the Reorganization will also be approving the liquidation and dissolution of that Fund and the Company. Below is additional information regarding some of the other actions to be taken by the Funds with respect to the New Funds and the Trust in connection with the Reorganization.

     The Reorganization Agreement requires each Fund, while it is the sole shareholder of the corresponding New Fund, to among other things, approve an investment advisory agreement, an investment sub-advisory agreement and a Restated Rule 12b-1 Distribution Plan. The proposed investment advisory and sub-advisory agreements and Restated Rule 12b-1 Distribution Plan are as follows:

(1) For all Funds

     A proposed advisory agreement between the Trust, on behalf of each New Fund, and Advantus Capital that will be the same as the Prior Advisory Agreement.

(2) For International Bond Portfolio

     A proposed Sub-Advisory Agreement with respect to the International Bond Portfolio between the Franklin Advisers, Inc. and Advantus Capital that will be substantially the same as the Prior Sub-Advisory Agreement.

(3) For Money Market Portfolio and Class 2 Shares of Each of the Other Six Funds

     A proposed Restated Rule 12b-1 Distribution Plan, on behalf of each New Fund, will be approved, which will be the same as the prior Restated Rule 12b-1 Distribution Plan.

Shareholder Approval

     Approval of Proposal 2 will require the affirmative vote of the holders of a majority of the voting power of the shares of each Fund entitled to vote.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE
FUNDS APPROVE THE REORGANIZATION AGREEMENT.

     If the Reorganization is not approved by shareholders of every Fund, or the Board of the Company or Trust terminates and abandons the Reorganization, the Company will continue to operate as a Minnesota corporation.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

     Set forth below is a description of the current service providers of the Company and the proposed service providers of the Trust.

     Adviser. The investment adviser for the Company is Advantus Capital Management, Inc. (“Adviser”). The Adviser is located at 400 Robert Street North, St. Paul, Minnesota 55101-2098.

     Sub-Adviser. The investment sub-adviser of the International Bond Portfolio is Franklin Advisers, Inc. (“Sub-Adviser”). The Sub-Adviser is located at One Franklin Parkway, San Mateo, California 94403-1906.

     Principal Underwriter and Distributor. Shares of the Funds are offered on a continuous basis through Securian Financial Services, Inc. (“Securian Financial”), 400 Robert Street North, St. Paul, Minnesota 55101-2098, as distributor of the Funds pursuant to a distribution agreement between the Company and Securian Financial. As distributor, Securian Financial acts as the Company’s agent to underwrite, sell and distribute shares in a continuous offering, pursuant to a best efforts arrangement. Shares of the Funds are sold only to separate accounts of the Minnesota Life Companies.

     Administrator. The Company has entered into administrative service agreements with Minnesota Life Insurance Company (“Minnesota Life”), 400 Robert Street North, St. Paul, Minnesota 55101-2098, and with State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, pursuant to which Minnesota Life and State Street provide administrative services to the Funds.

     Independent Registered Public Accounting Firm. The Audit Committee and the full Board of Directors, including a majority of the Directors who are not interested persons of Advantus Capital or the Company, have selected KPMG LLP (“KPMG”), 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, to be the Company’s independent registered public accounting firm for the Company’s current fiscal year. KPMG examines the annual financial statements of the Company and provides certain other audit-related and tax-related services to the Company.

     KPMG, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to the Audit Committee that they are independent auditors with respect to the Funds.

     Audit Fees – The aggregate fees billed for professional services rendered by KPMG for the audit of the Company’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended December 31, 2010 and December 31, 2009 were $169,520 and $165,550, respectively.

     Audit Related Fees – For the last two fiscal years ended December 31, 2010 and December 31, 2009, no fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements that were not reported as Audit Fees above were billed by KPMG.

     Tax Fees – The aggregate fees billed for professional services rendered by KPMG to the Company for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended December 31, 2010 and December 31, 2009 were $14,000 and $16,560, respectively. These services consisted of KPMG reviewing the Company’s excise tax returns, distribution requirements and registered investment company tax returns, as well as consultations regarding the tax consequences of specific investments.

     During the fiscal years ended December 31, 2010 and December 31, 2009, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Company were billed by KPMG to the Company’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company.

     All Other Fees –There were no fees billed for the fiscal years ended December 31, 2010 and December 31, 2009 for products and services provided by KPMG to the Company, other than the services reported in Audit Fees, Audit Related Fees and Tax Fees above.

     For the last two fiscal years ended December 31, 2010 and December 31, 2009, no fees for services rendered to the Company and the Company’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company for non-audit services that relate directly to the operations and financial reporting of the Company were billed by KPMG.

     Audit Committee Pre-Approval Policies –The Audit Committee of the Board of Directors meets with the Company’s independent registered public accounting firm and Company management to review and pre-approve all audit services to be provided by the independent accountants. The Audit Committee also pre-approves all non-audit services to be provided by the Company’s independent registered public accounting firm to the Company; provided that such services may also be approved by the chair of the Audit Committee if the estimated fees for such services do not exceed $20,000. In addition, the pre-approval requirement does not apply to non-audit services that (i) were not recognized as such at the time of the engagement, (ii) do not aggregate more than 5% of total revenues paid to the Company’s independent registered public accounting firm by the Company during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit; and (iii) such non-audit services are promptly brought to the attention of the Audit Committee of the Company and approved prior to completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee (the “Pre-Approval Requirement Waiver Procedure”).

     The Audit Committee, pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, also pre-approves the KPMG’s engagements for non-audit services with the Company’s investment adviser, Advantus Capital, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company. The Audit Committee has determined that the provision by KPMG of the non-audit services rendered to Advantus Capital and entities controlling, controlled by or under common control with Advantus Capital that provides ongoing services to the Company and its Funds that were not pre-approved by the Audit Committee is compatible with maintaining KPMG’s independence.

     Representatives of KPMG are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire.

Record Date and Outstanding Shares

     Only shareholders of record of the Funds at the close of business on August 23, 2011 are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof. On that date, the Company had 648,115,228.847 shares outstanding and entitled to vote, and each Fund had the following number of shares outstanding and entitled to vote:

Total Number of Shares
Fund	Outstanding
Advantus Bond Portfolio – Class 1	219,482.513
Advantus Bond Portfolio – Class 2	201,564,628.554
Advantus Index 400 Mid-Cap Portfolio – Class 1	104,594.311
Advantus Index 400 Mid-Cap Portfolio – Class 2	79,124,841.292
Advantus Index 500 Portfolio – Class 1	80,911.219
Advantus Index 500 Portfolio – Class 2	97,026,177.203
Advantus International Bond Portfolio – Class 1	160,314.988
Advantus International Bond Portfolio – Class 2	53,503,722.396
Advantus Money Market Portfolio	111,466,372.228
Advantus Mortgage Securities Portfolio – Class 1	111,517.094
Advantus Mortgage Securities Portfolio – Class 2	65,889,218.811
Advantus Real Estate Securities Portfolio – Class 1	163,801.424
Advantus Real Estate Securities Portfolio – Class 2	38,699,646.814

Fund Shares Owned by the Minnesota Life Companies

     On the Record Date, Minnesota Life owned 99.9% of the outstanding voting shares of each Fund. Securian Life Insurance Company, a Minnesota corporation, owns 0.1% of the outstanding voting shares of each Fund.

Security Ownership of Certain Beneficial Owners and Management

     The officers and directors of the Company cannot directly own shares of the Funds without purchasing an insurance contract through a participating insurance company. As of the Record Date, each of the Nominees, Directors and executive officers of the Company beneficially owned individually and collectively as a group, less than 1% of the outstanding shares of each Fund, and Minnesota Life Companies were the record owners of 100% of the shares of each of the Funds.

     The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Company as of the Record Date.

Aggregate Dollar Range
of Equity Securities in All
Registered Investment
Companies Overseen
	Dollar Range of	or to be Overseen
	Equity Securities	by Directors in Family
	in the Fund	of Investment Companies
Independent Nominees
Linda L. Henderson		None
All Funds	None

William C. Melton		$100,001 - $500,000
Bond	$10,001 - $50,000
Index 400 Mid-Cap	$10,001 - $50,000
Index 500	$50,001 - $100,000
All other Funds	None

Julie K. Getchell		None
All Funds	None

Interested Nominee
Gregory S. Strong		None
All Funds	None

Voting Rights

     Shareholders of each Fund are entitled to one vote for each full share held and are entitled to fractional votes for fractional shares. Due to the pass-through voting structure of variable annuity contracts and variable life insurance policies, the Minnesota Life Companies will vote shares in the separate account(s). However, they are required by law to request voting instructions from Contract Owners and must vote shares in the separate account(s) as instructed by the Contract Owner(s), including shares for which no instructions have been received, in proportion to the voting instructions received.

     Contract Owners may revoke their instructions at any time up until voting results are announced at the Meeting. Contract Owners can do this either by (1) writing to the Secretary of the Company, (2) executing and returning to the Company a voting instruction form with a later date, or (3) providing voting instructions in person at the Meeting and notifying the election judge that they are revoking their prior voting instructions. If you need a new voting instruction form, please call the Company at 1-800-995-3850, and a new voting instruction form will be sent to you. If you return an executed voting instruction card without instructions, your shares will be voted “for” each proposal.

     None of the matters to be presented at the Meeting will entitle any shareholder to cumulative voting rights.

Quorum

     In order for the Meeting to go forward for the Company (or a Fund), there must be a quorum. This means that at least a majority of the Company’s (or the Fund’s) shares must be represented at the Meeting. Because Minnesota Life Companies own all of the shares of each Fund through their separate accounts, their presence at the Meeting in person or by proxy will meet the quorum requirement.
Adjournments

     If a quorum is not present at the Meeting, those present in person or by proxy shall adjourn to such day as they shall, by majority vote, agree upon without further notice other than an announcement at the Meeting at which such adjournment is taken. If sufficient votes to approve a proposal are not obtained for the Company (or any Fund), the proxies may propose one or more adjournments of the Meeting (with respect to the Company or that Fund), to permit further solicitation of voting instructions. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares represented in person or by proxy at the Meeting (or any adjournment of the Meeting). The persons named as proxies will vote upon such adjournment in their discretion after consideration of the best interests of all shareholders.

Shareholder Proposals

     The Funds do not hold annual or other regular meetings of the shareholders. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting of the Fund cannot be provided. To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Solicitation of Voting Instructions

     Voting instructions are solicited primarily by mail. Additional solicitations may be made by telephone by officers or employees of Minnesota Life and its affiliates or by proxy soliciting firms retained by the Funds. Minnesota Life has retained Computershare Fund Services (the “Solicitor”) to provide voting instruction solicitation services in connection with the Meeting at an estimated cost of $92,000. The additional solicitation services outlined below may be utilized at an estimated cost of $21,000. In addition, the Funds may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The Minnesota Life Companies have agreed to bear the costs of the Reorganization. The cost of preparing, printing and mailing the Proxy Statements and soliciting and tabulating voting instructions will be paid 50% by the Minnesota Life Companies and 50% by the Funds. The Funds’ portion will be allocated to each Fund on the basis of their respective net asset values.

     As the Meeting date approaches, Contract Owners of the Funds may receive a call from a representative of the Solicitor if the Funds have not yet received their voting instruction. Authorization to permit the Solicitor to execute voting instructions may be obtained by telephonic instructions from Contract Owners. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the Contract Owner casting the vote is accurately determined and that the voting instructions of the Contract

Owner are accurately determined. In all cases where a telephonic voting instruction is solicited, the solicitor’s representative is required to ask the Contract Owner for the Contract Owner’s full name, address, title (if the person giving the voting instruction is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the Contract Owner has received this Proxy Statement in the mail. If the Contract Owner solicited agrees with the information provided to the Solicitor by the Funds, the Solicitor representative has the responsibility to explain the process, read the proposals listed on the voting instruction card, and ask for the Contract Owner’s instructions on each proposal. The Solicitor representative, although permitted to answer questions about the process, is not permitted to recommend to the Contract Owner how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the Contract Owner’s instructions on the card. Within 72 hours, the Solicitor will send the Contract Owner a letter or mailgram to confirm the Contract Owner’s vote and ask the Contract Owner to call the Solicitor immediately if the Contract Owner’s instructions are not correctly reflected in the confirmation.

EXHIBIT A

MINNESOTA STATUTES SECTIONS 302A.471 AND 302A.473
DISSENTERS’ RIGHTS

302A.471. Rights of dissenting shareholders

     Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

     (a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1) alters or abolishes a preferential right of the shares;

     (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

     (5) eliminates the right to obtain payment under this subdivision;

     (b) a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

     (c) a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

     (d) a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

     (e) a plan of conversion adopted by the corporation; or

     (f) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

     (b) A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

     Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

     (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

     (c) Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

     (1) The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

     (2) The applicability of clause (1) is determined as of:

     (i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

     (ii) the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

     (3) Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

     Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. Procedures for asserting dissenters’ rights

     Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

     (b) “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

     (c) “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

     (d) “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

     Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

     Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

     Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

     (1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

     (2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

     (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

     (4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

     (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

     Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

     (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

     (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a) a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction.

The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

     (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

     (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

     (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

EXHIBIT B

AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of [________], 2011, by and between Securian Funds Trust, a Delaware statutory trust (the “Successor Entity”), on behalf of each of its series listed in Exhibit A attached hereto (each, a “Successor Fund”), and Advantus Series Fund, Inc., a Minnesota corporation (the “Predecessor Entity”), on behalf of each of its series listed in Exhibit A attached hereto (each, a “Predecessor Fund”). The Predecessor Entity and the Successor Entity each maintain its principal place of business at 400 North Robert Street, St. Paul, Minnesota 55101.

     WHEREAS, each of the Predecessor Funds is a series of the Predecessor Entity, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

     WHEREAS, each of the Successor Funds has been organized in order to continue the business and operations of the corresponding Predecessor Fund;

     WHEREAS, each Successor Fund currently has no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transactions described herein;

     WHEREAS, the contemplated reorganization for each Predecessor Fund and its corresponding Successor Fund as set forth in Exhibit A (the “Reorganization”) will consist of: (a) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Predecessor Fund to the corresponding Successor Fund in exchange solely for shares of beneficial interest of the Successor Fund (“Successor Fund Shares”) corresponding to the outstanding common shares of the Predecessor Fund (“Predecessor Fund Shares”), as described herein; (b) the assumption by the Successor Fund of all liabilities of the Predecessor Fund; and (c) the subsequent distribution of the Successor Fund Shares (which, at the time of such distribution, shall constitute all of the assets of the Predecessor Fund) to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement;

     WHEREAS, following the Reorganization of each Predecessor Fund, the Predecessor Entity shall voluntarily dissolve, terminate and have its affairs wound up in accordance with Minnesota state law;

     WHEREAS, the Predecessor Entity and the Successor Entity intend to request, but have not yet received, a private letter ruling from the United States Internal Revenue Service, in form and substance acceptable to the Predecessor Entity (if still in existence) and the Successor Entity, substantially to the effect that, upon completion of the Reorganization, the Successor Funds will not constitute “publicly traded partnerships” within the meaning of Section 7704(b) of the Code;

     WHEREAS, it is the intent of the parties to this Agreement that if the private letter ruling described in the immediately preceding paragraph is received, each Successor Fund shall be qualified as either a disregarded entity for federal income tax purposes or a partnership as defined in Subchapter K of the Internal Revenue Code of 1986, as amended (the “Code”) at all times following the completion of the Reorganization, provided that any Successor Fund that does not wish to be so qualified as either a disregarded entity or a partnership shall take all necessary steps to make a proper and timely election to be treated as a regulated investment company as defined in Subchapter M of the Code with respect to the taxable year beginning on the day after the Closing Date and each subsequent taxable year (each, an “Electing Successor Fund”);

     WHEREAS, assuming the private letter ruling is received and each Successor Fund (excluding any Electing Successor Fund) is treated as either a disregarded entity or as a partnership, as described in the preceding paragraph, the Reorganization contemplated by this Agreement is intended to qualify, with respect to each Predecessor Fund and its corresponding Successor Fund as set forth in Exhibit A (but excluding any Electing Successor Fund and its corresponding Predecessor Fund), as a distribution in complete liquidation of the Predecessor Fund within the meaning of Section 332 of the Code, and as a tax-free contribution to a partnership under Section 721 of the Code if the Successor Fund is treated as a partnership for federal income tax purposes following the Reorganization, or as a distribution in complete liquidation of the Predecessor Fund within the meaning of Section 332 of the Code if the Successor Fund is treated as a disregarded entity for federal income tax purposes following the Reorganization;

     WHEREAS, in accordance with the foregoing treatment, this Agreement is intended to be and is adopted as, with respect to each Predecessor Fund and its corresponding Successor Fund as set forth in Exhibit A (but excluding any Electing Successor Fund and its corresponding Predecessor Fund), a plan of liquidation within the meaning of Section 332(a) of the Code;

     WHEREAS, in the event that the private letter ruling described above is not timely received, the parties to this Agreement intend in the alternative that the Successor Entity, on behalf of each Successor Fund, shall take all necessary steps to make a proper and timely election for each Successor Fund to be treated as a regulated investment company as defined in Subchapter M of the Code with respect to the taxable year beginning on the day after the Closing Date and each subsequent taxable year;

     WHEREAS, with respect to each Successor Fund (including an Electing Successor Fund) for which an election to be treated as a regulated investment company is properly and timely made, the Reorganization contemplated by this Agreement is intended to qualify as a “reorganization” within the meaning of Section 368(a)(1) of the Code and this Agreement is intended to be and is adopted as, with respect to each such Predecessor Fund and its corresponding Successor Fund as set forth in Exhibit A, a plan of reorganization within the meaning of Section 368 of the Code;

     WHEREAS, the Board of Trustees of the Successor Entity (the “Successor Entity Board”) has determined, with respect to each Successor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the corresponding Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement is in the best interests of each Successor Fund and its shareholders; and

     WHEREAS, the Board of Directors of the Predecessor Entity (the “Predecessor Entity Board”) has determined, with respect to each Predecessor Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of such Predecessor Fund for Successor Fund Shares and the assumption of all liabilities of such Predecessor Fund by the corresponding Successor Fund pursuant to this Agreement is in the best interests of each Predecessor Fund and its shareholders and that the interests of the existing shareholders will not be diluted as a result of this transaction.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

SECTION 1. THE REORGANIZATION

     Section 1.1. Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Entity, on behalf of each Predecessor Fund, agrees to sell, assign, convey, transfer and deliver all of each Predecessor Fund’s property and assets, as set forth in Section 1.2, to the corresponding Successor Fund, and the Successor Entity, on behalf of each Successor Fund, agrees in exchange therefor: (a) to deliver to the corresponding Predecessor Fund the number, determined in accordance with Section 1.4, of full and fractional Successor Fund Shares corresponding to the Predecessor Fund Shares as of the time and date set forth in Section 3.1; and (b) to assume all liabilities of such Predecessor Fund, as set forth in Section 1.2. Such transactions, in each case with respect to a Predecessor Fund and a corresponding Successor Fund, shall take place on the closing date as provided for in Section 3.1 (a “Closing Date”). Exhibit A attached hereto shows each Successor Fund and the corresponding Predecessor Fund, including such Predecessor Fund’s name and the designation of the series of shares representing such fund in the Predecessor Entity’s Amended and Restated Articles of Incorporation, dated May 3, 2000, and as amended on September 19, 2003 and December 10, 2007 (the “Articles of Incorporation”), and certificates of designation.

     Section 1.2. The property and assets of the Predecessor Entity, attributable to each Predecessor Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Successor Entity, on behalf of the corresponding Successor Fund, shall consist of all assets and property of every kind and nature of the Predecessor Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, goodwill and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers (collectively, with respect to each Predecessor Fund separately, the “Assets”). For the avoidance of doubt, the Assets pertaining to a Predecessor Fund include, without limitation: (a) the “assets belonging to” the series of shares representing such fund, as the term “assets belonging to” is defined in Article 6(C)(1) of the Articles of Incorporation; and (b) the “General Items” which have been allocated to such series of shares pursuant to Article 6(C)(1) of the Articles of Incorporation. Each Successor Fund shall assume all of the liabilities and obligations of the corresponding Predecessor Fund, including, without limitation, all indemnification obligations of such Predecessor Fund with respect to the current and former Directors and officers of the Predecessor Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in Section 2) (collectively, with respect to each Predecessor Fund separately, the “Liabilities”). For the avoidance of doubt, the “Liabilities” pertaining to a Predecessor Fund include, without limitation, the “liabilities belonging to” the series of shares representing such fund, as the term “liabilities belonging to” is defined in Article 6(C)(2) of the Articles of Incorporation. The Predecessor Fund will sell, assign, convey, transfer and deliver to the corresponding Successor Fund any rights, stock dividends, or other securities received by the Predecessor Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the corresponding Successor Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Predecessor Fund acquired by the corresponding Successor Fund.

     Section 1.3. Immediately upon delivery to the Predecessor Fund of the corresponding Successor Fund Shares, the Predecessor Entity, on behalf of such Predecessor Fund, as the then sole shareholder of the corresponding Successor Fund, shall: (a) approve the advisory agreement and sub-advisory agreement (as applicable) with respect to the Successor Fund; (b) approve the Restated Rule 12b-1 Distribution Plan with respect to the Successor Fund; (c) elect Trustees of the Successor Entity; and (d) approve any other matter for which shareholder approval is required.

     Section 1.4. Immediately following the actions contemplated by Section 1.1, the Predecessor Entity shall take such actions necessary to complete the Reorganization of each Predecessor Fund. To complete the Reorganization, the Predecessor Entity, on behalf of each Predecessor Fund, shall: (a) distribute to its shareholders of record of Predecessor Fund Shares as of the Closing Date (the “Predecessor Fund Shareholders”), on a pro rata basis, the Successor Fund Shares of the corresponding Successor Fund received by the Predecessor Entity, on behalf of the respective Predecessor Fund, pursuant to Section 1.1, in complete liquidation of such Predecessor Fund Shares; and (b) terminate and dissolve in accordance with applicable Minnesota state law. Such distribution and liquidation shall be accomplished, with respect to the Predecessor Fund Shares, by the transfer of the corresponding Successor Fund Shares then credited to the account of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Predecessor Fund Shareholders, and the cancellation of all issued and outstanding Predecessor Fund Shares on the books of the Predecessor Fund. The aggregate net asset value of Successor Fund Shares to be so credited to the Predecessor Fund Shareholders of the corresponding Predecessor Fund shall be equal to the aggregate net asset value of the Predecessor Fund Shares owned by Predecessor Fund Shareholders on the Closing Date. The Successor Fund shall not issue certificates representing Successor Fund Shares in connection with such exchange.

     Section 1.5. Ownership of Successor Fund Shares will be shown on the books of each Successor Fund.

     Section 1.6. Any regulatory reporting responsibility of a Predecessor Fund, including, but not limited to, the responsibility for filing regulatory reports or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, or any other relevant regulatory authority (but excluding the filing of any tax returns), is and shall remain the responsibility of the Predecessor Entity, on behalf of such Predecessor Fund.

     Section 1.7. All of the books and records of the Predecessor Entity, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Successor Entity from and after the Closing Date and shall be turned over to the Successor Entity on or prior to the termination of the Predecessor Entity.

     Section 1.8. If, and to the extent the Board of Directors of the Predecessor Entity deems it advisable for federal income tax purposes, such Predecessor Funds shall make a distribution of net investment company taxable income, if any, and net capital gain, if any, immediately prior to the Effective Time.

     Section 1.9. In the event that, by the last day in which a Successor Fund could make a timely election to be treated as a regulated investment company under Subchapter M of the Code for the taxable year beginning on the day after the Closing Date (the “RIC Election Date”), neither the Predecessor Entity nor the Successor Entity has received a private letter ruling from the United States Internal Revenue Service substantially to the effect that, upon completion of the Reorganization, the Successor Funds will not constitute “publicly traded partnerships” within the meaning of Section 7704(b) of the Code (the “Favorable Private Letter Ruling”), the Successor Entity shall take all necessary steps to make a proper and timely election for each Successor Fund to be treated as a regulated investment company as defined in Subchapter M of the Code for the taxable year beginning on the day after the Closing Date and each subsequent taxable year. In the event that a Favorable Private Letter Ruling is received by the RIC Election Date, and a Successor Fund does not intend to be treated as a partnership or disregarded entity for federal tax purposes, such Successor Fund may take all necessary steps to be treated as a regulated investment company for the taxable year beginning on the day after the Closing Date and each subsequent taxable year.

SECTION 2. VALUATION

     The value of the Assets and the amount of the Liabilities of each Predecessor Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Predecessor Fund, and after the declaration of any dividends by the Predecessor Fund, on the applicable Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Predecessor Entity Board. All computations of value and amounts shall be made by the fund accountant for each Predecessor Fund.

SECTION 3. CLOSING AND CLOSING DATE

     Section 3.1. Subject to the terms and conditions set forth herein, the Closing Date with respect to each Reorganization shall be the second business day after each of the conditions in Sections 6, 7 and 8 has been satisfied or, if permissible, waived by the party entitled to the benefit of such condition, or such other date as the parties may agree with respect to such Reorganization. All acts taking place at the closing of a Reorganization as provided for in this Agreement with respect to each such Reorganization (a “Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date for such Reorganization unless otherwise agreed to by the parties (the “Effective Time”). The close of business on a Closing Date shall be as of 4:00 p.m., Eastern Time, or such later time on that date as the Predecessor Fund’s net asset value is calculated in accordance with Section 2 and after the declaration of any dividends. Each Closing shall be held at the offices of the Successor Entity and Predecessor Entity or at such other time and/or place as the parties may agree.

     Section 3.2. The Predecessor Entity shall direct Wells Fargo Bank Minnesota and The Bank of New York Mellon Corporation (each, a “Custodian”) to transfer ownership of the Assets from the accounts of the applicable Predecessor Fund that each Custodian maintains as custodian for the Predecessor Fund to the accounts of the corresponding Successor Fund that each Custodian maintains as custodian for the Successor Fund and to deliver to the Successor Entity, at the Closing, a certificate of an authorized officer stating that: (i) the Assets of the Predecessor Fund have been so transferred as of the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets of the Predecessor Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     Section 3.3. The Predecessor Entity shall, on behalf of each Predecessor Fund, direct the delivery to the Successor Entity at the Closing of the Reorganization of such Predecessor Fund a certificate of an authorized officer stating that its records contain the name and address of each Predecessor Fund Shareholder and the number and percentage ownership of Predecessor Fund Shares owned by each such shareholder immediately prior to the Closing as well as such records. Each Successor Fund shall deliver to the Secretary of the corresponding Predecessor Fund a confirmation evidencing that: (i) the appropriate number of Successor Fund Shares have been credited to such Predecessor Fund’s account on the books of such Successor Fund pursuant to Section 1.1 prior to the actions contemplated by Section 1.4; and (ii) the appropriate number of Successor Fund Shares have been credited to the accounts of the Predecessor Fund Shareholders on the books of such Successor Fund pursuant to Section 1.4. At the applicable Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

     Section 3.4. In the event that, on the Valuation Date: (i) the New York Stock Exchange or another primary trading market for portfolio securities of a Predecessor Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted; or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of such Predecessor Fund is impracticable (in the judgment of the Predecessor Entity Board with respect to such Predecessor Fund), the Closing Date with respect to such Reorganization shall be postponed until the next business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     Section 3.5. The Predecessor Entity and the Successor Entity, in their discretion, may delay the Closing until receipt by the Predecessor Entity or Successor Entity or both of a private letter ruling from the United States Internal Revenue Service, in form and substance acceptable to the Predecessor Entity and the Successor Entity, substantially to the effect that, upon completion of the Reorganization, the Successor Funds will not constitute “publicly traded partnerships” within the meaning of Section 7704(b) of the Code; accordingly, the Closing may be delayed, but in no event later than one year after the approval of the Reorganization by the shareholders of the Predecessor Entity.

SECTION 4. REPRESENTATIONS AND WARRANTIES

     Section 4.1. The Predecessor Entity, on behalf of each Predecessor Fund, severally, but not jointly, represents and warrants to the Successor Entity and the corresponding Successor Fund as follows:

     (a) The Predecessor Entity is a corporation duly organized, validly existing and in good standing under the laws of the state of Minnesota; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. Each Predecessor Fund is a series of the Predecessor Entity.

     (b) The Predecessor Entity has authorized capital of one hundred trillion (100,000,000,000,000) shares of capital stock, par value of one cent ($0.01) per share. All of the outstanding shares have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Predecessor Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     (c) The audited financial statements of such Predecessor Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the “Predecessor Fund Financial Statements”), fairly present the financial position of such Predecessor Fund, and the results of its operations and changes in its net assets for the periods shown.

     (d) The Predecessor Entity has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Directors of the Predecessor Entity, the shareholders meetings referred to in Section 5.2 will be called and held, and no other proceedings by the Predecessor Entity or the Predecessor Fund are necessary under the Predecessor Entity’s Governing Documents.

     (e) The Predecessor Entity is not in violation of its Articles of Incorporation or Bylaws (the “Predecessor Entity’s Governing Documents”) or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Predecessor Fund is subject. The transactions will not result in any violation of the provisions of the Predecessor Entity’s Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Predecessor Fund.

     (f) There are no liabilities of the Predecessor Fund other than: (i) liabilities disclosed in the Predecessor Fund Financial Statements; (ii) liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements; and (iii) liabilities previously disclosed to the corresponding Successor Fund, none of which has been materially adverse to the business, assets, or results of operation of the Predecessor Fund.

     (g) There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Predecessor Entity, threatened, that would materially and adversely affect the Predecessor Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Predecessor Entity knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Predecessor Entity is not a party to or subject to the provisions of any order, decree, or judgment.

     (h) Except for contracts and agreements previously disclosed to the Successor Entity, the Predecessor Entity and Predecessor Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

     (i) All securities listed in the schedules of investments of the Predecessor Fund as of the Closing will be owned by the Predecessor Fund free and clear of any encumbrances, except as indicated in the schedule.

     (j) The Predecessor Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Predecessor Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Successor Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, (iv) except as disclosed to the Successor Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and (v) for all taxable years and all applicable quarters of the Predecessor Fund from the date of its inception, the assets of the Predecessor Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Predecessor Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

     Section 4.2. The Successor Entity, on behalf of each Successor Fund, severally, but not jointly, represents and warrants to the Predecessor Entity and the corresponding Predecessor Fund as follows:

     (a) The Successor Entity is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. Each Successor Fund is a series of the Successor Entity.

     (b) The Successor Entity has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Successor Fund will be engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

     (c) The financial statements of such Successor Fund as of the end of the last fiscal year, and the subsequent semi-annual financial statements, if any (the “Successor Fund Financial Statements”), fairly present the financial position of such Successor Fund, and the results of its operations and changes in its net assets for the periods shown.

     (d) The Successor Entity has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Successor Entity, the shareholders meetings referred to in Section 5.2 will be called and held, and no other proceedings by the Successor Entity or the Successor Fund are necessary under the Successor Entity’s Governing Documents.

     (e) The Successor Entity is not in violation of its Certificate of Trust, Agreement and Declaration of Trust or Bylaws (the “Successor Entity’s Governing Documents”) or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Successor Fund is subject. The transactions will not result in any violation of the provisions of the Successor Entity’s Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Successor Fund.

     (f) There are no liabilities of the Successor Fund other than: (i) liabilities disclosed in the Successor Fund Financial Statements; (ii) liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements; and (iii) liabilities previously disclosed to the corresponding Predecessor Fund, none of which has been materially adverse to the business, assets, or results of operation of the Successor Fund.

     (g) There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Successor Entity, threatened, that would materially and adversely affect the Successor Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Successor Entity knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Successor Entity is not a party to or subject to the provisions of any order, decree, or judgment.

     (h) Except for contracts and agreements previously disclosed to the Predecessor Entity, the Successor Entity and Successor Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

     (i) All securities listed in the schedules of investments of the Successor Fund as of the Closing will be owned by the Successor Fund free and clear of any encumbrances, except as indicated in the schedule.

     (j) The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid and non-assessable.

     (k) The Successor Fund has qualified as either a disregarded entity for federal income tax purposes or a partnership as defined in Subchapter K of the Code with respect to each taxable year since commencement of its operations, has not made and will not make an election to be treated as an association taxable as a corporation pursuant to Treasury Regulation Section 301.7701-3 (except as is contemplated in this Agreement), and will qualify either as a disregarded entity or as a partnership for federal income tax purposes at all times through the Closing. As of the Closing, the Successor Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Predecessor Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, (iv) except as disclosed to the Predecessor Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and (v) for all taxable years and all applicable quarters of the Successor Fund from the date of its inception, the assets of the Successor Fund, if any, have been sufficiently diversified that each segregated asset account investing all its assets in the Successor Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

SECTION 5. COVENANTS

     The Predecessor Entity, on behalf of each Predecessor Fund, and the Successor Entity, on behalf of each Successor Fund, respectively, hereby further covenant severally, but not jointly, as follows:

     Section 5.1. The Predecessor Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the applicable Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distribution that may be advisable.

     Section 5.2. The Predecessor Entity will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. In addition, the Predecessor Entity will prepare, file with the Commission, and deliver to its shareholders in connection with such meeting a proxy statement on Schedule 14A (the “Proxy Statement”) in compliance in all material respects with the provisions of the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

     Section 5.3. The Successor Fund Shares to be acquired by such Predecessor Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     Section 5.4. The Predecessor Entity, on behalf of each Predecessor Fund, will assist the corresponding Successor Fund in obtaining such information as such Successor Fund reasonably requests concerning the beneficial ownership of the Predecessor Fund Shares of such Predecessor Fund.

     Section 5.5. Subject to the provisions of this Agreement, the Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each corresponding Predecessor Fund, each will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     Section 5.6. The Successor Entity, on behalf of each Successor Fund, will provide to the corresponding Predecessor Fund such information regarding such Successor Fund as may be reasonably necessary for the preparation of the Proxy Statement.

     Section 5.7. Each of the Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each corresponding Predecessor Fund, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     Section 5.8. The Predecessor Entity, on behalf of each Predecessor Fund, will, from time to time, as and when reasonably requested by the Successor Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Successor Entity, on behalf of the corresponding Successor Fund, may reasonably deem necessary or desirable in order to vest in and confirm: (i) the Predecessor Entity’s title to and possession of the Successor Fund Shares to be delivered hereunder; and (ii) the Successor Entity’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

     Section 5.9. The Successor Entity, on behalf of each Successor Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

SECTION 6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PREDECESSOR FUND

     The obligations of the Predecessor Entity, on behalf of each Predecessor Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Predecessor Entity’s election, to the following conditions with respect to the applicable Predecessor Fund:

     Section 6.1. All representations and warranties of the Successor Entity, on behalf of such Successor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

     Section 6.2. The Successor Entity, on behalf of such Successor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Successor Entity, on behalf of such Successor Fund, on or before the applicable Closing Date.

     Section 6.3. The Successor Entity shall have caused such Successor Fund to execute and deliver an assumption of the Liabilities of the corresponding Predecessor Fund and all such other agreements and instruments as the Predecessor Entity may reasonably deem necessary or desirable in order to vest in and confirm: (i) such Predecessor Fund’s title to and possession of the Successor Fund Shares to be delivered hereunder; and (ii) the Successor Fund’s assumption of all of the Liabilities.

     Section 6.4. The Successor Entity, on behalf of such Successor Fund, shall have delivered to such Predecessor Fund a certificate executed in the name of the Successor Entity, on behalf of such Successor Fund, by an officer of the Successor Entity, in a form reasonably satisfactory to the Predecessor Entity and dated as of the applicable Closing Date, as to the matters set forth in Section 6.1 and Section 6.2 and as to such other matters as the Predecessor Entity shall reasonably request.

     Section 6.5. The Successor Entity, on behalf of such Successor Fund, and the Predecessor Entity, on behalf of the corresponding Predecessor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by such Successor Fund in connection with the Reorganization after such number has been calculated in accordance with Section 1.1.

SECTION 7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND

     The obligations of the Successor Entity, on behalf of each Successor Fund, to consummate the transactions provided for herein on the applicable Closing Date shall be subject, at the Successor Entity’s election, to the following conditions with respect to the applicable Successor Fund:

     Section 7.1. All representations and warranties of the Predecessor Entity, on behalf of such Predecessor Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the applicable Closing Date, with the same force and effect as if made on and as of the applicable Closing Date.

     Section 7.2. The Predecessor Entity, on behalf of such Predecessor Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Predecessor Entity, on behalf of such Predecessor Fund, on or before the applicable Closing Date.

     Section 7.3. The Predecessor Entity shall have delivered to the Successor Entity, on behalf of such Successor Fund, a Statement of Assets and Liabilities of the corresponding Predecessor Fund as of the applicable Closing Date, including a schedule of investments, certified by the Treasurer of the Predecessor Entity on behalf of such Predecessor Fund. The Predecessor Entity, on behalf of such Predecessor Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Successor Entity may reasonably deem necessary or desirable in order to vest in the Successor Fund and confirm: (i) the Predecessor Fund’s title to and possession of the Successor Fund Shares to be delivered hereunder; and (ii) the Successor Fund’s title to and possession of all the Assets.

     Section 7.4. The Predecessor Entity, on behalf of such Predecessor Fund, shall have delivered to the Successor Entity a certificate executed in the name of the Predecessor Entity, on behalf of such Predecessor Fund, by an officer of the Predecessor Entity, in a form reasonably satisfactory to the Successor Entity and dated as of the Closing Date, as to the matters set forth in Section 7.1 and Section 7.2 and as to such other matters as the Successor Entity shall reasonably request.

     Section 7.5. The Predecessor Entity, on behalf of such Predecessor Fund, and the Successor Entity, on behalf of the corresponding Successor Fund, shall have agreed on the number of full and fractional Successor Fund Shares to be issued by such Successor Fund in connection with the Reorganization after such number has been calculated in accordance with Section 1.1.

SECTION 8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH SUCCESSOR FUND AND EACH CORRESPONDING PREDECESSOR FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Predecessor Entity, on behalf of each Predecessor Fund, or the Successor Entity, on behalf of the corresponding Successor Fund, the other party to this Agreement shall be entitled on behalf of the corresponding Predecessor Fund or Successor Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement with respect to the applicable Predecessor Fund and its corresponding Successor Fund:

     Section 8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Predecessor Entity in accordance with the provisions of the Articles of Incorporation, the bylaws of the Predecessor Entity, and Minnesota law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Successor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this Section 8.1.

     Section 8.2. On the applicable Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Predecessor Entity, with respect to such Predecessor Fund, or the Successor Entity, with respect to such Successor Fund, from completing the transactions contemplated by this Agreement.

     Section 8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Successor Entity or the Predecessor Entity to permit consummation, in all material respects, of the transactions contemplated with respect to such Successor Fund or corresponding Predecessor Fund hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of such Successor Fund or such Predecessor Fund, provided that either party hereto may for itself waive any of such conditions.

     Section 8.4. The registration statement of the Predecessor Entity under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act with respect to each Predecessor Fund shall have been amended to reflect the Reorganization and any additional information necessary to comply with Rule 414(d) under the 1933 Act, and the Successor Entity shall have expressly adopted such amended registration statement with respect to the corresponding Successor Fund for purposes of the 1933 Act and the 1940 Act. In addition, the 1940 Act notification of registration of the Predecessor Entity shall have been amended to reflect the Reorganization, and the Successor Entity shall have expressly adopted such amended notification for purposes of the 1940 Act. No stop order suspending the effectiveness of such registration statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

     Section 8.5. The Predecessor Entity, on behalf of each Predecessor Fund, shall have received an opinion of Dorsey & Whitney LLP (or such other law firm as the Predecessor Entity may select), dated as of the Closing Date, in a form reasonably satisfactory to the Predecessor Entity, substantially to the effect that, based upon certain facts and certifications made by the Successor Entity, on behalf of the corresponding Successor Fund and its authorized officers: (a) each Successor Fund is a series of the Successor Entity, a statutory trust validly existing under the laws of the State of Delaware; and (b) the Successor Fund Shares to be issued and delivered by the Successor Entity in exchange for the Assets of the corresponding Predecessor Funds pursuant to this Agreement will be, when so issued and delivered, duly authorized, legally issued and outstanding, fully paid and non-assessable. Such opinion may contain such assumptions and limitations as shall be in the opinion of Dorsey & Whitney LLP appropriate to render the opinions expressed therein.

     Section 8.6. The Predecessor Entity and the Successor Entity shall have received the opinion of Dorsey & Whitney LLP (or such other law firm as the Predecessor Entity may select), dated as of the Closing Date, substantially to the effect that, for federal income tax purposes:

     A) Each Successor Fund that does not make an election to be treated as a regulated investment company under Subchapter M of the Code will be treated from and after the Closing Date either as a partnership as defined in Subchapter K of the Code and Treasury Regulation Section 301.7701-3(b)(i) if it has more than one shareholder, or as a disregarded entity as defined in Treasury Regulation Section 301.7701-3(b)(ii) if it has only one shareholder, and therefore will not generally be subject to federal income tax at the entity level, provided that (i) the Successor Fund will not at any time constitute a “publicly traded partnership” within the meaning of Section 7704(b) of the Code and (ii) the Successor Entity, on behalf of the Successor Fund, has not made and will not at any time make an election with respect to the Successor Fund to be treated as an association taxable as a corporation pursuant to Treasury Regulation Section 301.7701-3.

     B) With respect to each Predecessor Fund and its corresponding Successor Fund where the Successor Fund is treated as a partnership for federal income tax purposes following the Reorganization and does not make an election to be treated as a regulated investment company under Subchapter M of the Code:

     1. The Reorganization will be treated as a distribution of all the assets and liabilities of the Predecessor Fund to the Predecessor Fund Shareholders that qualifies as a “complete liquidation” within the meaning of Section 332 of the Code (in each instance, a “Liquidation”), followed by a contribution by the Predecessor Fund Shareholders of the assets of the Predecessor Fund to the corresponding Successor Fund in exchange for Successor Fund Shares that qualifies as a tax-free contribution of property to a partnership under Section 721 of the Code (in each instance, a “Contribution”).

     2. The Predecessor Fund will not recognize gain or loss on the deemed distribution of its assets to its shareholder Minnesota Life Insurance Company, a Minnesota corporation (the “Majority Shareholder”) by reason of the Liquidation.

     3. The Predecessor Fund will recognize gain, but not loss, to the extent of the deemed distribution of its assets to its shareholder Securian Life Insurance Company, a Minnesota corporation (the “Minority Shareholder”) by reason of the Liquidation as if such assets were sold to the Minority Shareholder at their fair market value. This gain will be capital gain, assuming the assets were held as capital assets within the meaning of Section 1221 of the Code.

     4. The deemed distribution of assets to the Minority Shareholder in the Liquidation will be treated as a dividend for purposes of computing the deduction for dividends paid (as defined in Section 561 of the Code) allowable to the Predecessor Fund pursuant to Sections 562(b) and 852(b) of the Code, assuming that the Predecessor Fund satisfies all other requirements for the deduction for dividends paid. Accordingly, the deduction for dividends paid, to the extent allowable, will offset gain recognized by the Predecessor Fund as described in paragraph 3, with the result that the Predecessor Fund will not incur tax liability as a result of such gain recognition.

     5. The Predecessor Fund Shareholders will not recognize gain or loss on the deemed receipt of the assets of the Predecessor Fund by reason of the Liquidation, except for an amount equal to the deduction for dividends paid allowable to the Predecessor Fund by reason of the deemed distribution, which amount the Predecessor Fund Shareholders will be required to recognize and treat as a dividend from the Predecessor Fund.

     6. Neither the Predecessor Fund Shareholders nor the Successor Fund will recognize gain or loss by reason of the Contribution.

     7. The adjusted tax basis of the assets received by the Successor Fund in the Reorganization will equal the adjusted tax basis of those assets in the hands of the corresponding Predecessor Fund immediately prior to the Reorganization.

     8. The holding period of each asset received by the Successor Fund in the Reorganization will include the period during which each asset was held by the corresponding Predecessor Fund, assuming that such assets were held as capital assets immediately prior to the transfer thereof.

     9. The adjusted tax basis of the Successor Fund Shares received by the Predecessor Fund Shareholders will equal the adjusted tax basis of the Predecessor Fund immediately prior to the Reorganization in the assets contributed in exchange therefor to the corresponding Successor Fund.

     10. The holding period of the Successor Fund Shares received by the Predecessor Fund Shareholders will include the period during which the assets of the Predecessor Fund contributed in exchange therefor were held by the Predecessor Fund, determined in accordance with the rules set forth in Treasury Regulation Section 1.1223-3 related to a divided holding period, assuming that the Predecessor Fund Shareholder held the Predecessor Fund Shares as capital assets.

     11. The Predecessor Fund Shareholders will succeed to and take into account the items of the Predecessor Fund described in Section 381(c) of the Code in accordance with and subject to the conditions and limitations specified in Treasury Regulation Section 1.1502-80(g) and Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

     C) With respect to each Predecessor Fund and its corresponding Successor Fund where the Successor Fund is treated as a disregarded entity for federal income tax purposes following the Reorganization and does not make an election to be treated as a regulated investment company under Subchapter M of the Code:

     1. The Reorganization will be treated as a distribution of all the assets and liabilities of the Predecessor Fund to the Predecessor Fund Shareholder that qualifies as a “complete liquidation” within the meaning of Section 332 of the Code.

     2. The Predecessor Fund will not recognize gain or loss on the deemed distribution of its assets to the Predecessor Fund Shareholder by reason of the Liquidation.

     3. The Predecessor Fund Shareholder will not recognize gain or loss on the deemed receipt of the assets of the Predecessor Fund by reason of the Liquidation, except for an amount, if any, equal to the deduction for dividends paid allowable to the Predecessor Fund by reason of the deemed distribution, which amount the Predecessor Fund Shareholder will be required to recognize and treat as a dividend from the Predecessor Fund.

     4. The adjusted tax basis of the assets deemed received by the Predecessor Fund Shareholder from the Predecessor Fund in the Reorganization will equal the adjusted tax basis of those assets in the hands of the Predecessor Fund immediately prior to the Reorganization.

     5. The holding period of each asset deemed received by the Predecessor Fund Shareholder from the Predecessor Fund in the Reorganization will include the period during which each asset was held by the Predecessor Fund, assuming that such assets were held as capital assets immediately prior to the transfer thereof.

     6. The Predecessor Fund Shareholder will succeed to and take into account the items of the Predecessor Fund described in Section 381(c) of the Code in accordance with and subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

     7. The transfer by the Predecessor Fund of shares of the corresponding Successor Fund to the Predecessor Fund Shareholder will be disregarded for federal income tax purposes, and no gain or loss will be recognized by the Predecessor Fund, the Successor Fund or the Predecessor Fund Shareholder with respect to such transfer.

     D) With respect to each Predecessor Fund and its corresponding Successor Fund where the Successor Fund makes a proper and timely election to be treated as a regulated investment company under Subchapter M of the Code:

     1. The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Predecessor Fund and its corresponding Successor Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

     2. The Predecessor Fund will recognize no income, gain or loss by reason of the Reorganization.

     3. The Successor Fund will recognize no income, gain or loss by reason of the Reorganization.

     4. The basis in the hands of the Successor Fund of the assets of the corresponding Predecessor Fund will be the same as the basis of the assets in the hands of the Predecessor Fund immediately prior to the transfer thereof.

     5. The holding periods of the assets received by the Successor Fund will include in each instance the period during which the assets were held by the Predecessor Fund, assuming that such assets were held as capital assets immediately prior to the transfer thereof.

     6. No gain or loss will be recognized by the Predecessor Fund Shareholders upon the exchange of all their Predecessor Fund Shares solely for Successor Fund Shares as part of the Reorganization.

     7. The aggregate basis of the Successor Fund Shares that each Predecessor Fund Shareholder receives in the Reorganization will be the same as the aggregate basis of the Predecessor Fund Shares exchanged therefor.

     8. The holding period of the Successor Fund Shares received by each Predecessor Fund Shareholder will include the period during which each Predecessor Fund Shareholder held the Predecessor Fund Shares exchanged therefor, assuming that the Predecessor Fund Shareholder held the Predecessor Fund Shares as capital assets.

     9. The Successor Fund will succeed to and take into account the items of the corresponding Predecessor Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the Treasury Regulations thereunder.

     10. The Successor Fund will be treated from and after the Closing Date as a regulated investment company as defined in Subchapter M of the Code, provided that the Successor Entity, on behalf of the Successor Fund, (i) has made or will make a proper and timely election, effective as of the Closing Date, to be treated as an association taxable as a corporation pursuant to Treasury Regulation Section 301.7701-3 and (ii) has satisfied all other requirements (in addition to making a timely and proper election to be a regulated investment company) to be treated as a regulated investment company as defined in Subchapter M of the Code.

     The foregoing will assume that the Majority Shareholder owns, and will own at all times through the Closing, stock of each Predecessor Fund that possesses at least 80% of the total voting power and at least 80% of the total value of the stock of each Predecessor Fund, and that the Minority Shareholder owns and will own at all times through the Closing all remaining shares of the stock of each Predecessor Fund. Such opinion may also contain such other assumptions, qualifications, and limitations as shall be in the opinion of Dorsey & Whitney LLP appropriate to render the opinions expressed therein. The delivery of such opinion is conditioned upon receipt by Dorsey & Whitney LLP of representations it shall request of the Successor Entity and the Predecessor Entity. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this Section 8.6.

     Section 8.7. The Predecessor Entity and the Successor Entity shall have received the opinion of Sutherland Asbill & Brennan LLP, dated as of the Closing Date, substantially to the effect that the Reorganization will not result in any adverse federal income tax consequences to owners of the variable annuity and variable life insurance contracts that invest in the Predecessor Funds, irrespective of whether a particular Successor Fund is treated as a partnership, as a disregarded entity or as a RIC for federal tax purposes. Such opinion may contain such assumptions, qualifications, and limitations as shall be, in the opinion of Sutherland Asbill & Brennan LLP, appropriate to render the opinions expressed therein. The delivery of such opinion is conditioned upon receipt by Sutherland Asbill & Brennan LLP of representations it shall request of the Successor Entity, the Predecessor Entity, and the Predecessor Fund Shareholders. Notwithstanding anything herein to the contrary, neither the Successor Entity nor the Predecessor Entity may waive the condition set forth in this Section 8.8.

SECTION 9. INDEMNIFICATION

     The Successor Entity, out of each Successor Fund’s assets and property (including any amounts paid to the Successor Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Predecessor Entity and its Directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the corresponding Predecessor Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Successor Entity or Trustees or officers prior to the Closing Date, provided that such indemnification by the Successor Entity is not: (i) in violation of applicable law; or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

SECTION 10. BROKERAGE FEES AND EXPENSES

     Section 10.1. The Successor Entity, on behalf of each Successor Fund, and the Predecessor Entity, on behalf of each Predecessor Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

SECTION 11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     Section 11.1. The Successor Entity and the Predecessor Entity agree that neither party has made any representation, warranty or covenant, on behalf of either a Successor Fund or a Predecessor Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     Section 11.2. The covenants to be performed after the Closing by both the Successor Entity and the Predecessor Entity, and the obligations of the Successor Entity, on behalf of each Successor Fund, in Section 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

SECTION 12. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any Successor Fund or Predecessor Fund at any time prior to the Effective Time (whether before or after approval of the shareholders of the Predecessor Funds) with respect to the applicable Reorganization by resolution of the Successor Entity Board or the Predecessor Entity Board, as applicable, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to such Successor Fund or such Predecessor Fund, respectively. The termination of this Agreement with respect to a Predecessor

Fund or its corresponding Successor Fund shall not affect the continued effectiveness of this Agreement with respect to any other Predecessor Fund or Successor Fund, nor shall it affect the rights and obligations of any party in respect of any breach of this Agreement occurring prior to such termination.

     In the event of termination, there shall be no liability for damages on the part of either the Predecessor Entity or Successor Entity (other than any agreement between the parties to pay expenses) or any Director, Trustee or officers of the Predecessor Entity or Successor Entity.

SECTION 13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Predecessor Entity and the Successor Entity; provided, however, that following the meeting of the Predecessor Fund Shareholders called by the Predecessor Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be issued to Predecessor Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval and the further approval of the Board of Directors of the Predecessor Entity and the Board of Trustees of the Successor Entity (including the determination required by Rule 17a-8(a) under the 1940 Act), and provided further that nothing contained in this Section 13 shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Effective Time.

SECTION 14. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to the Successor Entity or the Predecessor Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

SECTION 15.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

     Section 15.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Section 15.3. This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of Delaware.

     Section 15.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     Section 15.5. The warranties, representations and agreements contained in this Agreement made by the Predecessor Entity, on behalf of each of the Predecessor Funds, are made on a several (and not joint, or joint and several) basis. Similarly, the warranties, representations and agreements contained in this Agreement made by the Successor Entity, on behalf of each of the Successor Funds, are made on a several (and not joint, or joint and several) basis.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

SECURIAN FUNDS TRUST,
on behalf of each of its series listed in
Exhibit A attached hereto

By:
Name:
Title:

ADVANTUS SERIES FUND, INC.,
on behalf of each of its series listed in
Exhibit A attached hereto

By:
Name:
Title:

EXHIBIT A
to the Agreement and Plan of Reorganization

Predecessor Fund	Corresponding Successor Fund
Bond Portfolio	Bond Portfolio
Index 400 Mid-Cap Portfolio	Index 400 Mid-Cap Portfolio
Index 500 Portfolio	Index 500 Portfolio
International Bond Portfolio	International Bond Portfolio
Money Market Portfolio	Money Market Portfolio
Mortgage Securities Portfolio	Mortgage Securities Portfolio
Real Estate Securities Portfolio	Real Estate Securities Portfolio

EXHIBIT C

COMPARISON OF THE COMPANY AND THE TRUST

Shareholder Liability

Company. Under the Minnesota Business Corporation Act (the “MBCA”), shareholders of a corporation generally have no obligation to the corporation or its creditors with respect to shares owned, except to pay to the corporation the full consideration for which the shares are issued.

Trust. Under the Delaware Statutory Trust Act (the “DSTA”), shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of a Delaware corporation. As such, shareholders of a Delaware statutory trust generally have no obligation to the corporation or its creditors with respect to shares owned, except to pay to the corporation the full consideration for which the shares are issued. Moreover, the Declaration of Trust provides for indemnification of a shareholder of the Trust for any liability or obligation of the Trust by reason of being or having been a shareholder of the Trust.

Liability of Directors/Trustees

Company. The Company’s articles of incorporation provide that to the fullest extent permitted by the MBCA, except as prohibited by the 1940 Act, a director of the Company shall not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director.

The MBCA provides that, in general, a provision in a corporation’s articles of incorporation eliminating or limiting director liability is effective, except that it does not eliminate or limit a director’s liability for: (i) any breach of the director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) illegal distributions with respect to the corporation’s shares, or sales of securities in violation of Minnesota securities laws; or (iv) transactions from which the director derived an improper personal benefit.

However, a director would still be liable under the 1940 Act for: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of the office.

Trust. Under the DSTA, subject to certain exceptions and applicable federal law, Article VII, Section 9.5 of the Declaration of Trust generally provides that Trustees, officers, employees and agents of the Trust shall be indemnified by the Trust or applicable series to the fullest extent permitted by law against liability and against all expenses incurred or paid by such party in connection with any action, suit or other proceeding in which they become a party or otherwise by virtue of being or having been a Trustee, officer, employee or agent. Accordingly, a Trustee is not entitled to indemnification if such Trustee acts with: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of the office.

Rights of Inspection

Company. The MBCA requires the Company to maintain certain corporate records and documents, including records of board of directors and shareholder meetings, the Company’s articles of incorporation and bylaws, certain financial statements, reports to shareholders, and a share register. The MBCA also provides that a shareholder or beneficial owner of shares of the Company has, upon written demand stating the purpose, a right at any reasonable time to examine and copy the share register and other corporate records reasonably related to the stated purpose and described with reasonable particularity in the written demand upon demonstrating the stated purpose to be a proper purpose. A “proper purpose” is deemed to be one reasonably related to the person’s interest as a shareholder or beneficial owner. The written demand must be acknowledged or verified in a specified manner, and be directed to the Company at its registered office in Minnesota or at its principal place of business.

Trust. Except to the extent otherwise required by law or by resolution of the shareholders of the Trust, the shareholders of the Trust shall only have such right to inspect the records, documents, accounts and books of the Trust or any Series or class thereof as may be granted from time to time by the Trustees.

Shareholder Meetings

Neither the Trust nor the Company is required to hold annual meetings, although each may hold special meetings. With respect to matters submitted to shareholders, in the case of the Company, all shares entitled to vote are voted in the aggregate, except (1) when otherwise required by the Minnesota Statues, Chapter 302, in which case shares will be voted by individual series or class, as applicable; (ii) when otherwise required by the 1940 Act, or the rules adopted thereunder, in which case shares shall be voted by individual series or class, as applicable, and (iii) when the matter does not affect the interests of a particular series or class, in which case only shareholders of the series or class affected shall be entitled to vote thereon and shall vote by individual series or class, as applicable.

With respect to the Trust, shareholders shall not have the power to vote on any matter except (i) for the election or removal of Trustees to the extent and as provided in Article V of the Declaration of Trust, and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable. With respect to matters submitted to the shareholders, all shares of all series or classes shall be voted together except that (i) when required by the 1940 Act to be voted by individual series or class, shares shall be voted by individual series or class and (ii) when the trustees have determined that the matter affects only the interests of shareholders of one or more series or classes, only shareholders of such one or more series or classes shall be entitled to vote thereon.

Company. Under the MBCA, if a regular meeting of the corporation’s shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer of the corporation.

In addition, under the MBCA, a special meeting of shareholders may be called for any purpose at any time by, among others, the corporation’s chief executive officer; by two or more directors; or by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote on the matter to be presented to the meeting, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination must be called by 25% or more of such voting power.

Trust. Article II, Section 2 of the Bylaws of the Trust permits the shareholders representing ten percent or more of the outstanding shares to call a meeting to vote on matters specified in the notice of such meeting; provided, that: (i) such notice shall state the purposes of such meeting and the matters proposed to be acted on; and (ii) the place, date and hour of the meeting.

Reorganization/Combination Transactions/Dissolutions

Company. Under the MBCA, in general, a plan of merger or exchange must be approved by the board of directors and, with certain exceptions, by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote.

Under the MBCA, in general, a sale, lease, transfer or other disposition of all or substantially all of a corporation’s property and assets, not in the usual and regular course of its business, must be approved by the board of directors and, unless the corporation retains a significant continuing business activity after the transaction, by the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote.

Under the MBCA, in general, dissolution of a corporation requires the affirmative vote of a majority of the voting power of all shares entitled to vote.

Trust. Under the Declaration of Trust, the Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of a series or the Trust with another trust, series or other business organization without shareholder approval, although such approval may be separately required under applicable federal laws.

Dissenters’ Rights

Company. Under the MBCA, shareholders of a corporation which engages in certain merger, exchange, or sale-of-assets transactions, who comply with the applicable statutory procedures, will be entitled to receive a judicial determination of the fair value of their shares and to receive payment of such statutory value in cash, together with a statutory rate of interest thereon. Any such judicial determination of the fair value of the shares could be based upon factors other than, or in addition to, the price per share to be paid in the transaction or the market value of the shares. The value so determined could be more or less than, or the same as, the price per share to be paid in the transaction. The staff of the SEC has taken the position that federal law pre-empts such statutory rights of appraisal in the case of certain transactions to which an open-end investment company is a party. In this regard, notwithstanding the provisions of Minnesota law, the SEC has taken the position that use of state appraisal procedures by a mutual fund would be in violation of Rule 22c-1, the forward pricing rule, under the 1940 Act. This rule states that no mutual fund may redeem its shares other than at net asset value next computed after receipt of a request for redemption. It is the SEC’s position that Rule 22c-1 supersedes appraisal provisions in state statutes.

Trust. Under the Declaration of Trust, there are no dissenters’ rights provided.

Amendment of Charter Documents

Company. Under the MBCA, an amendment to the Company’s articles of incorporation may be proposed by the board of directors or by a shareholder or shareholders holding 3% or more of the voting power of the shares entitled to vote. Subject to certain exceptions, amendments must generally be approved by shareholders by the greater of (i) a majority of the voting power of the shares present and entitled to vote, or (ii) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the shareholder meeting. In certain instances, shareholders are entitled to vote on an amendment by separate series or class.

Trust. Article VI, Section 6.1 of the Declaration of Trust grants the Trustees exclusive and broad control of trust property. Article VIII, Section 3 of the Declaration of Trust grants the Trustees the authority to amend or supplement the Declaration of Trust with a vote of a majority of the Trustees then in office, except with respect to (i) any right of the shareholders to vote granted in Article V, Section 1 of the Declaration of Trust, (ii) any amendment to Article VIII, Section 3 of the Declaration of Trust, (iii) any amendment that may require the vote of the shareholders under applicable law or by the Trust’s registration statement, or (iv) any amendment submitted to the shareholders for their vote by the Trustees.

Without limiting such provision, in no event, however, will any amendment, modification or change to the Declaration of Trust or Bylaws adversely affect the indemnification provisions provided in the Declaration of Trust to shareholders, Trustees or other Covered Persons (as defined in the Declaration of Trust) or any insurance payments under policies maintained by the Trust or series in either case with respect to any act or omission of such person that occurred or is alleged to have occurred prior to the time of such amendment, modification or change to the Declaration of Trust or Bylaws.

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

Voting Instruction Card

ADVANTUS SERIES FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 21, 2011

Minnesota Life Insurance Company (“Minnesota Life”) is soliciting these voting instructions from owners of variable life insurance policies and variable annuity contracts issued by Minnesota Life who, by virtue of such policies and contracts, indirectly participate in the fund named above (the “Fund”), a series of Advantus Series Fund, Inc. (the “Company”). These voting instructions are for the Company’s Special Meeting of Shareholders to be held on October 21, 2011, and any adjournment thereof.

Please check in the appropriate boxes on the reverse side of this card, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated September 8, 2011. As legal owner of the shares, Minnesota Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY INSTRUCTS MINNESOTA LIFE TO VOTE AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL THE PROPOSALS.

If any other matter properly comes before the Special Meeting, Minnesota Life will vote in accordance with its best judgment.

Note: Please sign exactly as your name appears on this voting instruction card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instruction cards should be signed by an authorized person indicating the person’s title.

Signature(s)

Title(s), if applicable

Date

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE EXTENT OF YOUR INDIRECT INTEREST IN THE FUND. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A CONTRACT OWNER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

You can find the proxy statement online at http://www.AdvantusSeriesFund.com, by selecting the tab labeled “Advantus Series Fund documents.”

VOTING INSTRUCTION CARD

(“FUND NAME”)

WHEN THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF MINNESOTA LIFE WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: [ X ]

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.	To elect four Directors to the Board of Directors:

Independent Directors		FOR	WITHHOLD

a.	Linda L. Henderson	☐	☐

b.	William C. Melton	☐	☐

c.	Julie K. Getchell	☐	☐

Interested Director

e.	Gregory S. Strong	☐	☐

		FOR	AGAINST	ABSTAIN

2.
To approve the proposed Agreement and Plan of Reorganization pursuant to which each Fund of Advantus Series Fund, Inc. would be reorganized as separate series of Securian Funds Trust, a newly-formed Delaware statutory trust, and to which the Funds and the Company will be liquidated and dissolved.
		☐	☐	☐

As to any other matter, Minnesota Life shall vote in accordance with its discretion.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

Voting Instruction Card

ADVANTUS SERIES FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 21, 2011

Securian Life Insurance Company (“Securian Life”) is soliciting these voting instructions from owners of variable life insurance policies issued by Securian Life who, by virtue of such policies, indirectly participate in the fund named above (the “Fund”), a series of Advantus Series Fund, Inc. (the “Company”). These voting instructions are for the Company’s Special Meeting of Shareholders to be held on October 21, 2011, and any adjournment thereof.

Please check in the appropriate boxes on the reverse side of this card, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting and Proxy Statement dated September 8, 2011. As legal owner of the shares, Securian Life will vote the shares in accordance with these instructions at the Special Meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY INSTRUCTS SECURIAN LIFE TO VOTE AS INDICATED ON THE REVERSE SIDE. IF YOU DO NOT INDICATE A CHOICE, YOUR RETURN OF THE SIGNED FORM SHALL BE CONSIDERED AS INSTRUCTIONS TO VOTE FOR APPROVAL OF ALL THE PROPOSALS.

If any other matter properly comes before the Special Meeting, Securian Life will vote in accordance with its best judgment.

Note: Please sign exactly as your name appears on this voting instruction card. When shares are held by joint tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership voting instruction cards should be signed by an authorized person indicating the person’s title.

Signature(s)

Title(s), if applicable

Date

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT REGARDLESS OF THE EXTENT OF YOUR INDIRECT INTEREST IN THE FUND. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND(S) AND TO YOU AS A CONTRACT OWNER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

You can find the proxy statement online at http://www.AdvantusSeriesFund.com, by selecting the tab labeled “Advantus Series Fund documents.”

VOTING INSTRUCTION CARD

(“FUND NAME”)

WHEN THIS VOTING INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION CARD WILL BE VOTED FOR EACH PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF SECURIAN LIFE WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOX IN BLUE OR BLACK INK AS FOLLOWS. Example: [ X ]

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

1.	To elect four Directors to the Board of Directors:

Independent Directors		FOR	WITHHOLD

a.	Linda L. Henderson	☐	☐

b.	William C. Melton	☐	☐

c.	Julie K. Getchell	☐	☐

Interested Director

e.	Gregory S. Strong	☐	☐

		FOR	AGAINST	ABSTAIN

2.
To approve the proposed Agreement and Plan of Reorganization pursuant to which each Fund of Advantus Series Fund, Inc. would be reorganized as separate series of Securian Funds Trust, a newly-formed Delaware statutory trust, and to which the Funds and the Company will be liquidated and dissolved.
		☐	☐	☐

As to any other matter, Securian Life shall vote in accordance with its discretion.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED.